United States
Securities And Exchange Commission
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-8061
Diamond Hill Funds
(Exact name of registrant as specified in charter)
325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215
(Address of principal executive offices) (Zip code)
James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215
(Name and address of agent for service)
Registrant’s telephone number, including area code: (614) 255-3333
Date of fiscal year end: 12/31
Date of reporting period: 12/31/10
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
Diamond Hill Funds annual Report

# Annual Report

DIAMOND HILL® funds

December 31, 2010

Small Cap Fund

Small-Mid Cap Fund

Large Cap Fund

Select Fund

Long-Short Fund

Financial Long-Short Fund

Strategic Income Fund

Not FDIC Insured | May Lose Value | No Bank Guarantee

Invest With Us.

CAUTIONARY STATEMENT
At Diamond Hill, we pledge that, “we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.” Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than that quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-888-226-5595 or at Diamond Hill’s website (www.diamond-hill.com).

Letter to Shareholders
Dear Fellow Shareholders:
We are pleased to provide you with this year-end update for the Diamond Hill Funds. In recent years, U.S. stocks have increasingly moved in lock step with macro-economic forces, reacting to the headline news of the day. Despite this macro view by the markets, our investment process has not and will not change. In our view, when stocks move for an extended period of time based on factors other than fundamental valuation, it generally creates investment opportunities. We continue to believe that security selection through the independent valuation of businesses and the discipline to only purchase (short) securities selling at a discount (premium) to our estimate of intrinsic value are the keys to a successful long-term track record.
2010 Financial Markets
U.S. financial markets rose again in 2010, in part reflecting a continuation of the unprecedented fiscal and monetary stimulus enacted in 2009. The S&P 500 Index returned 15.1%, including dividends, in 2010; however, there were several ups and downs along the way.
•	By the end of the first quarter, U.S. stocks had posted solid results with a 5.4% total return for the S&P 500 Index. Corporate earnings reports were strong and the economic news was more positive than negative.

•	During the second quarter, markets fell as the Greek debt crisis deepened, investor concern about China’s efforts to slow its economy grew, uncertainty regarding proposed regulatory reform and the impact of the oil spill in the Gulf of Mexico increased, and investors worried about the potential for a double dip recession. The S&P 500 Index declined 11.4%, including dividends.

•	In the third quarter, the markets received a boost when Federal Reserve Chairman Ben Bernanke gave a speech opening the door for a second round of quantitative easing by the Fed (QE2) through the purchase of Treasury securities. Keeping yields artificially low encourages investors to buy riskier assets such as corporate bonds and stocks. The S&P 500 Index increased 11.3% during the third quarter and posted the strongest September return since 1939.

•	The final boost for the markets came in mid-December as Congress approved two more years of Bush-era tax cuts and a 2% reduction in social security payroll taxes in 2011. The S&P 500 Index finished the year with a fourth quarter total return of 10.8%.
The U.S. financial markets were generally led higher by lower quality, cyclical companies at the lower end of the market capitalization range.
Market Outlook
The worldwide economic recovery continues to be led by China and other emerging economies, while the mature economies (such as the U.S. and Europe) continue to require fiscal and monetary stimulus, pulling forward economic activity at the cost of future growth. We believe that U.S. Treasury securities remain overvalued and that steps currently being taken by monetary authorities to prevent near term deflation are likely to increase the risk and magnitude of inflation in the future.
Reflecting our outlook, our strategies are currently emphasizing higher quality companies with the ability to withstand the reversal of monetary and fiscal stimulus in the years ahead. In our opinion, equities appear attractive relative to fixed income securities, and in all of our equity strategies we are finding more value in companies at the higher end of their respective market capitalization ranges. We continue to emphasize companies with stable business models, competitive positioning, quality management teams and strong balance sheets. From current levels, our expectation is for slightly below average equity market returns over the next five years.

Diamond Hill Funds Annual Report December 31, 2010

Among the many challenges for active money managers in recent years was the high correlation of U.S. stocks, which increasingly moved in lock step with macro-economic forces. In part due to these high correlations, a similar phenomenon to the indexing dominance of the late 1990s is underway with the growing popularity of exchange-traded funds (ETFs), both broad market ETFs as well as sector-specific ETFs. Due to the disappointing returns of actively managed funds (both absolute and relative), ETFs are increasingly used as a substitute for individual stocks in many investors’ portfolios with assets invested in ETFs recently exceeding $1 trillion. As a result, the importance of individual security valuation is de-emphasized, as investors instead choose to look to a particular asset class or theme. However, stock correlations fell from the historically high levels reached in May and June of this year, perhaps setting the stage for valuation-sensitive investors (like us) to hold sway once again. An increasing level of merger and acquisition activity, which benefited some of our strategies, may have been one factor contributing to the lower correlations in the second half of the year.
Diamond Hill Capital Management, Inc.

R.H. Dillon, CFA	Christopher A. Welch, CFA
Co-Chief Investment Officer	Co-Chief Investment Officer
The views expressed are those of the portfolio manager as of December 31, 2010 are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.
The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. Standard and Poor’s selects the companies for the index to widely represent the stock market based on market size, liquidity, and industry group representation. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.
Investors should consider the investment objectives, risks, and charges and expenses of the Diamond Hill Funds carefully before investing. This and other information about the Funds is in the prospectus, which can be obtained at www.diamond-hill.com. Read the prospectus carefully before you invest. Diamond Hill Capital Management, Inc., a registered investment adviser, serves as Investment Adviser to the Diamond Hill Funds and is paid a fee for its services. The Diamond Hill Funds are distributed by BHIL Distributors, Inc. (Member FINRA), an affiliated company. Investors may obtain a copy of the current prospectus at 888-226-5595 or www.diamond-hill.com. Like all mutual funds, Diamond Hill Funds are not FDIC insured, may lose value, and have no bank guarantee.

Diamond Hill Funds Annual Report December 31, 2010

Mission Statement, Pledge
and Fundamental Principles

Mission	The mission of Diamond Hill is to serve our clients through a disciplined intrinsic value-based approach to investing, while maintaining a long-term perspective, and aligning our interests with those of our clients.

To successfully pursue our mission, we are:
COMMITTED to the Graham-Buffett investment philosophy, with goals to outperform benchmarks and our peers over 5-year rolling periods and achieve absolute returns sufficient for the risk of the asset class.

DRIVEN by our conviction to create lasting value for clients and shareholders.

MOTIVATED through our ownership of Diamond Hill funds and company stock.

Investment Philosophy	At Diamond Hill, the investment philosophy, which is rooted in the teachings of Benjamin Graham and the methods of Warren Buffett, drives the investment process — not the opposite.

Most simply, we invest in a company when its market price is at a discount to our appraisal of the intrinsic value of the business (or at a premium for short positions).
There are four guiding principles to our investment philosophy:

w	Treat every investment as a partial ownership interest in that company

w	Always invest with a margin of safety to ensure the protection of capital, as well as return on capital

w	Possess a long-term investment temperament

w	Recognize that market price and intrinsic value tend to converge over a reasonable period of time
“Investment is most intelligent when it is most businesslike.”
— BENJAMIN GRAHAM

Pledge	Consistent with our mission & investment philosophy, we pledge the following to all of our clients:

Our investment discipline is to assess the economics of the underlying business, its management, and the price that must be paid to own a piece of it. We seek to concentrate our investments in businesses that are available at prices below intrinsic value (above intrinsic value for short positions) and are managed or controlled by trustworthy and capable people. Benjamin Graham pioneered this discipline during the 1930s and many others have practiced it with great success ever since, most notably Warren Buffett. We will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.

Our investment team will be comprised of people with integrity, sound experience and education, in combination with a strong work ethic and independence of thought. Especially important is that each possesses the highest level of character, business ethics and professionalism.

Diamond Hill Funds Annual Report December 31, 2010

Our employees will enjoy a working environment that supports professional and personal growth, thereby enhancing employee satisfaction, the productivity of the firm and the experience of our clients.

“Invest With Us” means we will invest the capital you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill employees and affiliates are significant investors in the same portfolios in which our clients invest and are collectively the largest shareholders in the Diamond Hill Funds. In addition, all Diamond Hill employees are subject to a Code of Ethics, which states that all personal investments must be made in a Diamond Hill fund, unless approved by our Chief Compliance Officer.

Our fundamental equity	Valuation Every share of stock has an intrinsic value that is independent of its current stock market price.
investment principles	At any point in time, the stock market price may be either higher or lower than intrinsic value.

Over short periods of time, as evidenced by extreme stock market volatility, the stock market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While stock market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

Over sufficiently long periods of time, five years and longer, the stock market price tends to converge with intrinsic value.

Calculating Intrinsic Value Estimate

We believe that we can determine a reasonable approximation of that intrinsic value in some cases.

That value can be determined if we have a reasonable basis for projecting the future cash flows of a business and use an appropriate discount rate.

In estimating intrinsic value, we use an interdisciplinary approach. Not only do we perform financial modeling including discounted cash flow, private market value and leveraged buyout analyses, we draw from other areas we believe are relevant to our investment decision-making. These include economics, statistics and probability theory, politics, psychology, and consumer behavior.

In short, we do not want to exclude from our thinking anything that can help us forecast future cash flows, our most important as well as most difficult job.

The Diamond Hill investment process continually compares market price to our estimate of intrinsic value, which is updated over time as new information arises.

Suitable Investments

We only invest in a business when the stock market price is lower than our conservative assessment of per share intrinsic value (or higher than our assessment of per share intrinsic value for short positions).

We concentrate our investments in businesses whose per share intrinsic value is likely to grow.

To achieve this, we assess the underlying economics of the businesses in which we invest and the industries and markets in which they participate. We seek to invest in businesses that possess a competitive advantage and significant growth prospects as well as outstanding managers and employees.

Diamond Hill Funds Annual Report December 31, 2010

Every business in which we invest is “handicapped” by its price. While we would prefer to own only great businesses with superior managers, there are very few businesses that satisfy those criteria and additionally are available at attractive prices. As a result, we may invest in less attractive businesses at more than attractive prices. Depending on the price that we pay, our returns from less than ideal businesses may be even better than our returns from ideal businesses.

Risk & Return

We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the growth in per share intrinsic value. For short positions, a growing intrinsic value may shorten the holding period.

We define risk as the permanent loss of capital. We manage risk by investing in companies selling at a discount (premium) to our estimate of intrinsic value, with a full understanding of the fundamental drivers of intrinsic value. In addition, we carefully consider business risks that could impact our estimate of intrinsic value. We regularly monitor and update our estimate of intrinsic value, adjusting for new information. If we are successful in accurately assessing intrinsic value, we will minimize the risk of loss and increase the return potential.

Our fundamental strategic income principles	Yield Our primary goal is to generate a yield greater than the current rate of inflation without bearing undue credit or interest rate risk. However, we cannot guarantee any specific yield.
Approach

A flexible approach allows us to invest in both investment grade and non-investment grade corporate bonds as well as in preferred securities, real estate investment trusts, master limited partnerships, and closed end funds.

We can also invest in securities issued by the U.S. government and its agencies when conditions warrant.

Total Return

We balance our income objective with a focus on total return. Over the next five years, our objective is to earn equity-like returns in the income markets with lower year-to-year volatility and more importantly, a much lower risk of permanent loss of capital.
“You simply have to behave according to what is rational than according to what is fashionable.”
— WARREN BUFFETT

Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Small Cap Fund
Performance Update

Average Annual Total Returns	One	Three	Five	Ten	Expense
as of December 31, 2010	Year	Years	Years	Years	Ratio*

PERFORMANCE AT NAV without sales charges
Class A Shares	22.99%	5.48%	3.86%	11.79%	1.38%
Class C Shares	22.01%	4.68%	3.07%	10.95%	2.13%
Class I Shares	23.39%	5.87%	4.26%	12.04%	1.02%
BENCHMARK
Russell 2000 Index	26.85%	2.22%	4.47%	6.33%	—
PERFORMANCE AT POP includes sales charges
Class A Shares	16.85%	3.68%	2.80%	11.22%	1.38%
Class C Shares	21.01%	4.68%	3.07%	10.95%	2.13%

Historical performance for Class C shares and Class I shares prior to their inception is based on the performance of Class A shares. Class C and Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

*	Reflects the expense ratio as reported in the Summary Prospectus as amended April 30, 2010.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.
Portfolio Commentary

Tom Schindler, CFA Manager	Chris Welch, CFA Assistant Manager	Chris Bingaman, CFA Assistant Manager
Since the end of 2010 marks the ten-year anniversary of the Diamond Hill Small Cap Fund, it seems an opportune time to reflect back on the last decade. When the Fund began, small cap companies had been performing well on an absolute basis, but had lagged considerably behind large cap stocks. For instance, in the five-year period ended December 29, 2000, the S&P 500 compounded at 18.3% per year, while the Russell 2000 compounded at 10.4%. This performance differential left small cap stocks at the largest valuation discount relative to large cap stocks in many years. More importantly, the technology and telecom sectors, which were the best performing sectors of the market in the previous five years, remained at valuation levels that did not make sense to us despite a substantial decline in those sectors in the last nine months of 2000. With this backdrop, we envisioned a scenario where it was possible to form a portfolio of small cap companies largely drawn from the consumer, financial and industrial sectors with expected returns in the double digits, while at the same time expecting the indices, both large and small, to fall considerably short of historic average returns.
For the ten-year period ended December 31, 2010, the Small Cap Fund (Class A, without sales charge) returned 11.79%, annually, while the Russell 2000 Index returned 6.33%, annually, over the same period. Using government statistics, inflation during the period was 2.3%. Thus, the real annualized return for the Diamond Hill Small Cap Fund was about 9.2%, while the real return for the Russell 2000 was about 3.9%. To put these numbers into historical context, Ibbotson Associates found that from 1926 -2000, small company stocks returned 12.4% compounded annually while inflation was 3.1%, translating into a real return of about 9.1%†. Given the remarks in the first paragraph, the full decade’s returns generally met our hopes and expectations. However, the manner in which these returns were generated was anything but expected. In the first five years, the Fund compounded at 20.3% (on the strength of executing a portfolio concentrated in the sectors mentioned above in addition to substantial investment in the energy sector beginning in 2004) while the Russell 2000 compounded at 8.2%. In the second five years, the Fund did not escape unscathed from the fallout of the credit crises that deeply impacted many sectors of the market, but the financial sector most deeply. Thus, while we are pleased with both the absolute and relative performance of the Fund since inception, we recognize that the strong performance in the first five years is responsible for attaining the satisfactory absolute result.
Turning to calendar year 2010, the Diamond Hill Small Cap Fund (Class A, without sales charge) returned 22.99%. This figure compares to a 26.85% return for the benchmark Russell 2000 Index. The entire shortfall came in the fourth quarter, as the Index return was exceptionally strong. The two major reasons for the shortfall were 1) high cash balances held throughout the year, which served as a relative performance drag and 2) a substantial underweight

Diamond Hill Funds Annual Report December 31, 2010

and weak performance in the information technology sector holdings, which was a very strong sector in the 2010 Russell 2000 return. In all other sectors, the stock-picking in the Fund was generally solid.
During the year, holdings in the energy sector were once again a large positive contributor to performance. Global oil prices continued to rebound during the year as the global economic recovery led the International Energy Agency (IEA) to estimate a 3.2% worldwide increase in demand for crude. Natural gas prices declined on the order of 20% for the year, as continued new supply from U.S. shale gas led to ample inventory.
Cimarex Energy Co. and Forest Oil Corp., while both still heavy natural gas producers, benefitted from “liquids-rich” natural gas plays. Whiting Petroleum Corp. and Denbury Resources, Inc. continued to focus on enhanced oil recovery projects. Berry Petroleum Co., which uses natural gas to generate steam to help lift heavy crude, also performed well. Of the Fund’s investments in the energy sector, only Hornbeck Offshore Services, Inc. and Southwestern Energy Co. had negative returns in 2010. The consumer staples sector proved to be a fertile investment area for the Fund. American Italian Pasta Co. was purchased by Ralcorp Holdings, Inc. and Del Monte Foods was in the midst of being purchased by a private equity consortium led by KKR & Co L.P. In addition, snack-foods company Lance merged with Snyders of Hanover to form Snyders-Lance, Inc., a generally well received merger. Also, battery and personal products company Energizer Holdings, Inc., natural foods producer Hain Celestial Group, Inc. and grocer Ruddick Corp. all outperformed during the year.
For the year, the Small Cap Fund’s holdings in the financial sector performed in-line with those in the Russell 2000. Additionally, the amount allocated to the sector was similar to that of the Russell 2000. As in 2009, the Fund’s investments in the financial sector were more heavily weighted to insurance than banks. Assured Guaranty Ltd. was one notable exception to positive performance in the insurance industry. While we still believe there have been no major negative fundamental developments with the company, some analysts have expressed concerns about the finances of state and local governments. Still, while state budgets are admittedly strained, the amount of absolute debt and interest payments relative to state GDP leads us to believe that the situation is very different than the scenarios in European sovereign debt.
Merger and acquisition activity generally benefitted the Fund’s results during the year. In healthcare, inVentive Health, Inc., King Pharmaceuticals, Inc., and ResCare, Inc. were all recipients of takeover offers. Tyco purchased Brink’s Home Security shortly after it was spun-off from The Brink’s Co. Lastly, Verigy Ltd. received an unsolicited takeover offer from Advantest in December.
We will continue to balance risk and reward in our appraisal of individual company values and appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Thomas P. Schindler, CFA
Manager

†	Ibbotson uses a combination of data series for Small Cap Companies. From 1926 — 1981, the data was composed of stocks making up the fifth quintile (the 9th and 10th deciles) of the New York Stock Exchange. From 1982 -2000 the small stock return series was the total return achieved by the DFA (Dimensional Fund Advisors) U.S. Small Company 9 — 10 Portfolio. Thus the data from 1982 — 2000 are net of transaction costs, fees and expenses while the pre- 1982 data are before these costs and expenses. Generally, the Ibbotson data for small company stocks represent a somewhat smaller capitalization universe than that represented by the Russell 2000.

Diamond Hill Funds Annual Report December 31, 2010

Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Small Cap Fund Class A(A) and the Russell 2000 Index.

(A)	The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2000 Index (“Index”). The index is a market capitalization-weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.
Tabular Presentation of Investments
The table below provides the Small Cap Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.
Sector Allocation (% of Net Assets)*

			Consumer		Information	Health	Consumer				Cash
	Financials	Energy	Staples	Industrials	Technology	Care	Discretionary	Utilities	Materials	Telecom	& Equiv.

Small Cap Fund	20.7%	12.5%	11.5%	10.9%	8.1%	7.8%	7.6%	3.2%	—	—	17.6%
Russell 2000 Index	20.4%	5.5%	2.9%	16.0%	17.7%	12.3%	13.9%	3.1%	6.4%	1.1%	—

*	Sector allocations may not total 100% due to rounding and are as of 12/31/10 and subject to change.

Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Small-Mid Cap Fund
Performance Update

				Since
Average Annual Total Returns	One	Three	Five	Inception	Expense
as of December 31, 2010	Year	Years	Years	(12/30/05)	Ratio*

PERFORMANCE AT NAV without sales charges
Class A Shares	23.03%	6.63%	5.69%	5.69%	1.33%
Class C Shares	22.14%	5.87%	4.94%	4.94%	2.08%
Class I Shares	23.43%	7.01%	6.09%	6.09%	0.97%
BENCHMARK
Russell 2500 Index	26.71%	2.48%	4.86%	4.85%	—
PERFORMANCE AT POP includes sales charges
Class A Shares	16.86%	4.83%	4.61%	4.61%	1.33%
Class C Shares	21.14%	5.87%	4.94%	4.94%	2.08%

*	Reflects the expense ratio as reported in the Summary Prospectus as amended April 30, 2010.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.
Portfolio Commentary

Chris Welch, CFA Manager	Tom Schindler, CFA Assistant Manager	Chris Bingaman, CFA Assistant Manager
The Diamond Hill Small-Mid Cap Fund (Class A, without sales charge) returned 23.03% in 2010. This figure compares to a 26.71% return for the benchmark Russell 2500 Index. For the five-year period since inception, the Fund’s return was 5.69% annually, while the Russell 2500 Index returned 4.86% over the same period. The 2010 performance was strong on an absolute basis though it trailed the benchmark. We are pleased, however, to have outperformed the Index over the first five years of the Fund’s existence.
Entering the year, we believed the best investment opportunities were in higher quality stocks, those with stronger balance sheets and more stable business models. That proved not to be the case in 2010, as the best performers collectively were cyclical stocks with lower market capitalizations and smaller dividend payouts. This “low quality” market rally appeared to be driven in part by the quantitative easing program announced by the U.S. Federal Reserve.
All portfolio sectors generated positive absolute returns during the year. Sectors that contributed positive returns relative to the benchmark included energy, financials and industrials. In the energy sector, a number of our holdings benefited from the increasing application of horizontal drilling techniques in the production of oil and natural gas liquids, which sell at a price premium to natural gas. Cimarex Energy Co. was a prime beneficiary of this trend, and the stock rose 68% during the year. Huntington Bancshares, Inc. and Old Republic International Corp. were leading contributors in the financials sector. Huntington benefited from improving credit quality, while Old Republic’s mortgage insurance business continued its recovery from the recession lows. Our industrial sector holdings were also significant contributors to relative return. Dover Corp. and Parker Hannifin Corp. generated strong returns from both revenue growth and significant margin improvement, while Fluor Corp. saw its backlog rise meaningfully in its Engineering and Construction business.
The stocks with the most significant negative contributions to return during the year were Southwestern Energy Co. and Assured Guaranty Ltd. Southwestern faced a significant decline in natural gas prices due to the increased U.S. output of that commodity. The company has very little oil production, so it yielded little benefit from the horizontal drilling for liquids phenomenon that boosted Cimarex and other energy holdings. Assured Guaranty dropped 18% during 2010, as concerns about potential state and municipal bond defaults colored investors’ perceptions of the company. We believe that these concerns were overdone, and the stock remained a top ten holding in the portfolio at year-end.

Diamond Hill Funds Annual Report December 31, 2010

In our 2009 Portfolio Commentary, we wrote the following:
While the economic outlook has improved modestly over the past 12 months, the reaction of stock prices has been dramatic. Returns that we thought might take 5 years to realize occurred in many cases over the course of a few months. The “fear discount” that was being applied to many economically sensitive companies a year ago no longer appears to be in place. As such, we sold a number of our more cyclical holdings during the year as prices reached our intrinsic value estimates. In general we found better margins of safety in higher quality companies as the year progressed, with an emphasis on opportunities in the health care and consumer staples sectors.
As discussed above, this view proved to be suboptimal for the 2010 equity market environment. Nevertheless, our overall outlook remains essentially the same. We are finding the most value in stocks at the higher end of the quality scale, as well as those at the larger end of our market capitalization range. Many of our new investments during the year were in companies with steady business models that we believe will be able to earn favorable returns on investment even in potentially challenging economic environments. Due to the narrow discounts to our intrinsic value estimates that we observed in numerous stocks in our universe, we maintained a cash level in the low-to-mid teens throughout most of 2010, and cash was approximately 15% entering 2011. We look forward to deploying this capital into better opportunities when they arise.
We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Christopher A. Welch, CFA
Manager
Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Small-Mid Cap Fund - Class A(A) and the Russell 2500 Index.

(A)	The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The total return shown above is adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on December 30, 2005.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2500 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,500 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.
Tabular Presentation of Investments
The table below provides the Small-Mid Cap Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.
Sector Allocation (% of Net Assets)*

			Consumer	Information		Health	Consumer				Cash
	Financials	Energy	Staples	Technology	Industrials	Care	Discretionary	Utilities	Materials	Telecom	& Equiv.

Small-Mid Cap Fund	19.0%	16.0%	11.4%	10.8%	10.2%	8.2%	6.9%	2.6%	—	—	14.8%
Russell 2500 Index	20.1%	6.6%	3.1%	15.2%	14.7%	10.5%	14.5%	5.5%	7.7%	1.4%	—

*	Sector allocations may not total 100% due to rounding and are as of 12/31/10 and subject to change.

Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Large Cap Fund
Performance Update

				Since
Average Annual Total Returns	One	Three	Five	Inception	Expense
as of December 31, 2010	Year	Years	Years	(6/29/01)	Ratio*

PERFORMANCE AT NAV without sales charges

Class A Shares	9.29%	-2.10%	2.62%	5.65%	1.16%

Class C Shares	8.45%	-2.86%	1.85%	4.82%	1.91%

Class I Shares	9.72%	-1.73%	3.02%	5.91%	0.80%

BENCHMARK

Russell 1000 Index	16.10%	-2.37%	2.59%	2.71%	—

PERFORMANCE AT POP includes sales charges

Class A Shares	3.80%	-3.77%	1.58%	5.08%	1.16%

Class C Shares	7.45%	-2.86%	1.85%	4.82%	1.91%

Historical performance for Class C shares and Class I shares prior to their inception is based on the performance of Class A shares. Class C and Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

*	Reflects the expense ratio as reported in the Summary Prospectus as amended April 30, 2010.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.
Portfolio Commentary

Chuck Bath, CFA	Bill Dierker, CFA	Chris Welch, CFA
Manager	Assistant Manager	Assistant Manager
The Diamond Hill Large Cap Fund (Class A, without sales charge) returned 9.29% in 2010 compared to 16.10% for the Russell 1000 index. The stock market rally continued in 2010 from the lows achieved in the first quarter of 2009. Most of the past year’s return was achieved in the second half of 2010 as the market recovered from a sharp sell-off during the summer. The Fund lagged the market’s recovery, which was certainly disappointing. Much of the disappointment was related to the “low quality” nature of the 2010 market rally. Many lower quality companies experienced strong rallies from their 2009 lows. As a result, their valuations appeared unattractive coming into 2010; however, a meaningful recovery in profitability allowed this portion of the market to continue to rally strongly. Companies with high levels of economic cyclicality and lower market capitalization were typical of the best performing stocks of 2010. Sectors such as health care held up well in the market sell-off in the preceding years, but health care stocks were relatively unexciting in this year’s market recovery. However, as we enter 2011, we expect the cyclical recovery in profitability to slow due to already high profit margins. This should make it continually more difficult for the cyclical companies to lead a market rally and highlights the value in the higher quality and larger capitalization companies held in the Diamond Hill Large Cap Fund.
The industrial sector was our best performing sector in 2010. Parker Hannifin Corp., Fluor Corp. and Dover Corp. were the portfolio’s leading performers. A strong recovery in orders and revenues led to a better than expected recovery in profitability. These companies came through the 2008-2009 period much stronger than in previous recessions as good balance sheets, combined with strong worldwide competitive positions, allowed them to recover more strongly and more quickly than in past recessions. Shares of these companies continued to be held in the Fund as we believe their strong competitive position was still not reflected in their stock price.
Our energy holdings remained a significant part of the portfolio and contributed positively to the portfolio’s return in 2010. Anadarko Petroleum Corp. posted the largest gain in the sector after an eventful and difficult summer. In April, the drilling rig at the Macondo Well site (25% owned by Anadarko but managed by BP) exploded, leading to serious concerns regarding the safety and environmental efficacy of drilling in the Gulf of Mexico. As the year ended, these problems receded allowing the stock to recover nicely. Other large holdings such as Occidental Petroleum Corp. and Exxon Mobil Corp. were also strong and contributed nicely to the portfolio’s performance, benefiting from rising oil prices. A strong recovery in worldwide demand continues to pressure the world’s ability to supply the energy markets. As a result, the pressure has been to the upside on oil prices. We continued to hold energy company shares at year-end, as we expect this trend to continue in 2011.
Health care was a large sector in the portfolio which unfortunately performed poorly in 2010. Companies such as Medtronic, Inc. and Baxter International, Inc. were some of the worst performing stocks in the portfolio. Increasing levels of competition combined with a slowdown in demand made the end markets for these companies more challenging than usual. Perhaps it is a sign of the severity of
Diamond Hill Funds Annual Report December 31, 2010

the recession, but health care demand was disappointing in 2010. Health care is usually not economically sensitive; however, the industry experienced disappointing revenue growth seemingly driven by higher levels of unemployment. As a result, earnings growth was disappointing at the same time that more cyclical companies were experiencing a strong earnings recovery. We continued to hold health care shares in the portfolio as we believe their attractive valuations reflect an overly pessimistic view of the long-term opportunities in these companies.
In the fourth quarter of 2010, we began to add to our financial services holdings. New holdings, such as PNC Financial Services Group, Inc., were representative of companies with improving balance sheets. Asset quality was improving; however, valuations did not yet reflect a better secular outlook. We believe many of these companies will be able to meaningfully raise their dividends and otherwise return capital to shareholders which should lead to better performance in the coming years. As the year ended, financial services was one of the largest sector weights in the portfolio.
As of the end of 2010, I concluded my eighth full year of managing the Diamond Hill Large Cap Fund. While I was pleased to see the market recover in 2010, I was disappointed the portfolio did not participate more fully in the recovery. However, since coming to Diamond Hill, I am proud of the long term performance of the Fund and look forward to the opportunity to manage client’s assets in the years ahead. I am grateful for the opportunity and look forward to the challenge.
Thank you for your continued support.

Chuck Bath, CFA
Manager
Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Large Cap Fund - Class A(A) and the Russell 1000 Index.

(A)	The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on June 29, 2001.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index (“Index”).The index is a market capitalization-weighted index measuring performance of the largest 1,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.
Tabular Presentation of Investments
The table below provides the Large Cap Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.
Sector Allocation (% of Net Assets)*

		Health			Consumer	Information	Consumer				Cash
	Energy	Care	Financials	Industrials	Staples	Technology	Discretionary	Materials	Utilities	Telecom	& Equiv.

Large Cap Fund	19.1%	18.7%	18.2%	14.1%	12.4%	7.3%	3.6%	2.1%	0.5%	—	4.0%

Russell 1000 Index	11.6%	11.6%	16.1%	10.9%	8.6%	18.2%	12.3%	4.3%	3.4%	3.1%	—

*	Sector allocations may not total 100% due to rounding and are as of 12/31/10 and subject to change.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Select Fund
Performance Update

				Since
Average Annual Total Returns	One	Three	Five	Inception	Expense
as of December 31, 2010	Year	Years	Years	(12/30/05)	Ratio*

PERFORMANCE AT NAV without sales charges

Class A Shares	10.83%	-0.44%	3.45%	3.45%	1.27%

Class C Shares	9.96%	-1.20%	2.71%	2.71%	2.02%

Class I Shares	11.19%	-0.08%	3.84%	3.84%	0.91%

BENCHMARK

Russell 3000 Index	16.93%	-2.01%	2.74%	2.74%	—

PERFORMANCE AT POP includes sales charges

Class A Shares	5.34%	-2.13%	2.39%	2.39%	1.27%

Class C Shares	8.96%	-1.20%	2.71%	2.71%	2.02%

*	Reflects the expense ratio as reported in the Summary Prospectus as amended April 30, 2010.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.
Portfolio Commentary

Bill Dierker, CFA	Chuck Bath, CFA	Chris Welch, CFA
Manager	Assistant Manager	Assistant Manager
In 2010, the Diamond Hill Select Fund generated a total return of 10.83% (Class A, without sales charge) compared to our benchmark, the Russell 3000 Index, which returned 16.93%. For the five years ending in 2010, the Select Fund generated a compound annual rate of return of 3.45%, compared to our benchmark which returned 2.74%. “It’s the economy stupid” was a phrase used in the 1992 Presidential campaign. In 2010, the economy had a large impact on the Select Fund, but in ways we did not expect.
Our holdings in the health care sector, which was on average our largest sector weight, were impacted by lower utilization of health care services. Part of this lower utilization was a result of health care consumers postponing doctor visits or surgical procedures. Utilization was also impacted by the high level of unemployment, which in many cases resulted in loss of medical insurance coverage. This lower utilization resulted in diminished earnings outlooks for many of our health care holdings. Our holdings in the consumer staples sector were also impacted by the retrenchment of the consumer. Our investments in ConAgra Foods, Inc. and General Mills, Inc. were impacted by consumers trading down to products with lower price points. These companies were also impacted by input cost inflation that the companies were unable to pass on to consumers due to the weak demand environment. Much to our surprise, given the consumer approach to health care and food, the consumer discretionary sector (e.g. retailers and restaurants) was the largest contributor to our benchmark, the Russell 3000. We were substantially underweight this sector throughout the year, observing the unemployment rate above 9% all year long. In fact, looking at non-farm payrolls, their trajectory versus past economic recoveries suggested that we were in a “jobless recovery.” What we may have overlooked was the significant impact on personal income from government “transfer payments,” extremely low interest rates and an effective tax rate near 50-year lows.
On the plus side, we had positive performance in three sectors — energy, financials and industrials. In energy, our significant overweight in this sector offset a small deficit in stock selection. Our position in Southwestern Energy Co., which is more exposed to falling natural gas prices, had a negative impact on our energy holdings. This was more than offset by strong returns from our ownership in Cimarex Energy Co., Anadarko Petroleum Corp., and Occidental Petroleum Corp.
On average, we were underweight the financial sector, but stock selection was positive with a collection of mostly “non-bank” holdings. Strong performance was generated by our positions in Assurant, Inc., Arch Capital Group Ltd., U.S. Bancorp and Prudential Financial, Inc.
An overweight in the industrial sector combined with positive stock selection, generated the highest contribution to the Select Fund return. Noteworthy performances were registered by Parker Hannifin Corp. and Dover Corp.
Diamond Hill Funds Annual Report December 31, 2010

Outside of the sectors discussed, strong individual performers included McDonald’s Corp. and health insurance company UnitedHealth Group, Inc.
Coming into 2010, the Select Fund had a significant (approximately 75%) bias to companies with a market capitalization greater than $10 billion. While this was a residual of bottom-up stock selection, we also liked large cap stocks as they tend to have strong balance sheets, significant operations outside the United States, and they appeared to provide better value versus small and mid-caps. In a word, we liked “quality.” With profit margins across the market near prior peaks, we still believe the “quality” approach is appropriate despite the 2010 experience. In addition, despite the disappointing performance in 2010, we remain focused on the long-term. While less than our five-year time horizon, I would like to point out that since the market peaked on October 9, 2007, the Select Fund has outperformed the Russell 3000 and the majority of our peer group. Short term underperformance is never fun, but we will continue to focus on the long-term performance of our investments.

William C. Dierker,
CFA Manager
Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Select Fund — Class A(A) and the Russell 3000 Index.

(A)	The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The total return shown above is adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on December 30, 2005.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.
Tabular Presentation of Investments
The table below provides the Select Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.
Sector Allocation (% of Net Assets)*

			Health	Consumer		Information	Consumer				Cash
	Financials	Energy	Care	Staples	Industrials	Technology	Discretionary	Materials	Utilities	Telecom	& Equiv.

Select Fund	19.7%	18.7%	17.5%	14.4%	12.3%	6.5%	3.8%	2.6%	—	—	4.4%

Russell 3000 Index	16.5%	11.1%	11.6%	8.1%	11.3%	18.1%	12.4%	4.5%	3.4%	2.9%	—

*	Sector allocations may not total 100% due to rounding and are as of 12/31/10 and subject to change.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Long-Short Fund
Performance Update

Average Annual Total Returns	One	Three	Five	Ten	Expense
as of December 31, 2010	Year	Years	Years	Years	Ratio*

PERFORMANCE AT NAV without sales charges

Class A Shares	-0.31%	-3.53%	1.59%	6.03%	1.84%

Class C Shares	-1.09%	-4.29%	0.81%	5.21%	2.59%

Class I Shares	0.03%	-3.18%	1.99%	6.27%	1.48%

BENCHMARK

Russell 1000 Index	16.10%	-2.37%	2.59%	1.83%	—

5O% Russell 100 Index/50%, BofA ML US T-Bill 0-3 Mo. Index	8.31%	-0.21%	2.88%	2.41%	—

PERFORMANCE AT POP includes sales charges

Class A Shares	-5.30%	-5.17%	0.55%	5.48%	1.84%

Class C Shares	-2.08%	-4.29%	0.81%	5.21%	2.59%

Historical performance for Class C shares and Class I shares prior to their inception is based on the performance of Class A shares. Class C and Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

*	Reflects the expense ratio as reported in the Summary Prospectus as amended April 30, 2010.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.
Portfolio Commentary

Chuck Bath, CFA	Ric Dillon, CFA	Chris Bingaman, CFA
Co-Manager	Co-Manager	Assistant Manager
The Diamond Hill Long-Short Fund (Class A, without sales charge) declined 0.31% in 2010 compared to a 16.10% return for the long-only Russell 1000 Index and an 8.31% return for the blended benchmark (50% Russell 1000 Index/50% BofA Merrill Lynch U.S. T-Bill 0-3 Month Index).
Although the total returns for Diamond Hill’s Large Cap and Long-Short Funds were very similar over the past five years, there was a significant difference between each Fund’s results over the past year. The long portfolio in our Long-Short strategy is managed similarly to our long-only Large Cap strategy, thus the difference in returns between the two strategies is explained chiefly by the short portfolio in the Long-Short strategy. The long portfolio contributed positively to the Fund’s return, offset by negative contribution to return from the short portfolio.
In the long portfolio, our holdings in the energy and industrials sectors were the most significant contributors to return. Anadarko Petroleum Corp. posted the largest gain in the sector after an eventful and difficult summer. In April, the drilling rig at the Macondo Well site (25% owned by Anadarko but managed by BP) exploded, leading to serious concerns regarding the safety and environmental efficacy of drilling in the Gulf of Mexico. As the year ended, these problems receded allowing the stock to recover nicely. Other large holdings such as Occidental Petroleum Corp., which benefitted from rising oil prices, and Cimarex Energy Co., which benefitted from horizontal drilling techniques in the production of oil and natural gas liquids, contributed significantly to the long portfolio’s performance. We continued to hold energy company shares at year-end, as we expect oil prices to continue to rise in 2011.
The industrial sector also contributed significantly to the long portfolio return. Parker Hannifin Corp. and Dover Corp. were the portfolio’s leading performers. A strong recovery in orders and revenues led to a better than expected recovery in profitability. These companies came through the 2008-2009 period much stronger than in previous recessions as good balance sheets, combined with strong worldwide competitive positions, allowed these companies to recover more strongly and more quickly than in past recessions. These companies continued to be held in the Fund as we believe their strong competitive position was still not reflected in their stock price.
While the long portfolio had a positive contribution of approximately 10% for the year, this lagged the Russell 1000 return. From the market lows in March 2009, smaller companies have outperformed larger ones, and as many commentators have observed, lower quality companies outperformed higher quality. We believe that over the next five years the opposite will be the case, and we have positioned the portfolio accordingly.
Our short positions in the consumer discretionary sector were the primary drivers of underperformance in 2010 led by MGM Resorts International, Tractor Supply Co., Royal Caribbean Cruises Ltd., Netflix, Inc., Macy’s, Inc. and Sally Beauty Holdings, Inc. We continue to believe that U.S. consumers face a headwind of high unemployment and soft house prices, as well as a need to repair their balance sheets through a higher savings rate. There has been little evidence to the contrary. Nevertheless, some
Diamond Hill Funds Annual Report December 31, 2010

of those issues were offset by continued fiscal and monetary stimulus, in addition to a rising stock market, permitting consumer spending levels to be higher than we expected in 2010. We maintained positions in the stocks mentioned above, although in some cases we reduced our position sizes where fundamentals were sufficiently strong to raise our estimates of intrinsic value.
Given the Fund’s long bias (average 50% net long), the magnitude of the short portfolio’s poor performance is more clearly understood. The short portfolio’s negative one year results offset the Fund’s cumulative positive results from the previous four years.
Importantly, we are not disheartened by this year’s underperformance. With some analysis, we have learned that our worst results were in shorting “good” companies with high valuations. We define “good” as those companies growing rapidly due to various factors, including superior products or services, improving perceptions, etc. Companies like Chipotle Mexican Grill, Inc., Netflix, Inc., Salesforce.com, Inc. and Tractor Supply Co. would all be examples of good companies. In each case, the companies exceeded our estimates (and probably consensus estimates) of fundamentals, and valuations became even more stretched. While undoubtedly any or all of these companies could experience stock price declines due to their lofty valuations, in perhaps no case are these valuations stretched to the extremes of 10 years ago.
We prefer being short companies, such as Boeing, Macy’s, Inc. or MGM Resorts, which face competitor challenges. Boeing faces competitors with labor cost advantages, while Macy’s faces a secular shift away from department stores and MGM faces weakness in Las Vegas. In each case, these companies also face various degrees of stress to their balance sheets.
As always, we appreciate your confidence and continued support.

Chuck Bath, CFA Co-Manager	R.H. Dillon, CFA Co-Manager
Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Long-Short Fund - Class A(A), the Russell 1000 Index and the Blended Index (50% Russell 1000 Index and 50% BofA Merrill Lynch US T-Bill 0-3 Month Index).

(A)	The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index and the blended index. The Russell 1000 Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies on a market capitalization basis, in the Russell 3000 Index. The blended index represents a 50% weighting of the Russell 1000 Index as described above and a 50% weighting of the BofA Merrill Lynch US T-Bill 0-3 Month Index. The BofA Merrill Lynch US T-Bill 0-3 Month Index tracks the performance of US dollar denominated US Treasury Bills publicly issued in the US domestic market with a remaining term to final maturity of less than 3 months. Both indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.
Tabular Presentation of Investments
The table below provides the Long-Short Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.
Sector Allocation (% of Net Assets)*

		Health			Consumer	Information	Consumer					Cash
	Energy	Care	Financials	Industrials	Staples	Technology	Discretionary	Materials	Utilities	Telecom	Other	& Equiv.

Long Portfolio	20.2%	17.2%	16.1%	15.3%	11.3%	6.5%	3.8%	2.2%	0.5%	—	—	6.9%

Russell 1000 Index	11.6%	11.6%	16.1%	10.9%	8.6%	18.2%	12.3%	4.3%	3.4%	3.1%	—	—

Short Portfolio	—	(1.2%)	(0.5%)	(2.4%)	(4.1%)	(3.9%)	(13.9%)	(1.0%)	—	(0.7%)	(1.0%)	—

*	Sector allocations may not total 100% due to rounding and are as of 12/31/10 and subject to change.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Financial Long-Short Fund
Performance Update

Average Annual Total Returns	One	Three	Five	Ten	Expense
as of December 31, 2010	Year	Years	Years	Years	Ratio*

PERFORMANCE AT NAV without sales charges

Class A Shares	16.78%	-7.11%	-5.01%	5.87%	1.76%

Class C Shares	15.92%	-7.86%	-5.75%	5.11%	2.51%

Class I Shares	17.29%	-6.73%	-4.67%	6.06%	1.40%

BENCHMARK

S&P 1500 Super Composite Financials Index	13.35%	-14.41%	-9.44%	-3.93%	—

PERFORMANCE AT POP includes sales charges

Class A Shares	10.93%	-8.68%	-5.97%	5.32%	1.76%

Class C Shares	14.92%	-7.86%	-5.75%	5.11%	2.51%

Historical performance for Class I shares prior to their inception is based on the performance of Class A shares. Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

*	Reflects the expense ratio as reported in the Summary Prospectus as amended April 30, 2010.
Past performance does notguarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.
Portfolio Commentary

Christopher M. Bingaman, CFA	Austin Hawley, CFA	John Loesch, CFA
Manager	Assistant Manager	Assistant Manager
Along with the overall domestic equity markets, 2010 was another very solid year for the Financial Long-Short Fund. The portfolio produced a 16.78% total return (Class A, without sales charge) as it once again benefited from a heavy long bias maintained throughout the year. The Fund’s primary benchmark (S&P 1500 SuperComposite Financials Index) posted a total return of 13.35%, which modestly lagged the broader U.S. equity indices. The past year marked the fourth consecutive year that the overall financial sector trailed the market; however, the BKX (KBW Bank Index) was finally able to break its six-year streak of relative underperformance. For the trailing five-year period, the Fund generated a total return of -5.01% per year, compared to -9.44% per year for the primary benchmark.
In general, we continue to believe that the financial services sector is poised for solid returns on both an absolute and relative basis. After three years of struggling with credit and capital issues, we believe most industries within the sector are now well positioned for the economic recovery, which appears to be gaining momentum. Specifically, capital levels in virtually all areas of the sector, but most importantly the banking industry, have increased once again over the past year. Balance sheets have generally shrunk, while at the same time, many participants retained the vast majority of their earnings. Meanwhile, the private sector continued to provide new common equity capital to allow for opportunistic growth and/or the repayment of TARP obligations. In addition, the industry gained needed clarity on prospective capital requirements during the year, and it now appears most of the larger domestic institutions are ready to meet and even exceed the capital requirements well in advance of the regulatory guidelines. As importantly, we also saw a continuation of the more benign trend in loan losses and securities impairments. In many instances, credit expenses actually turned into a healthy tailwind. Finally, the significantly more constructive state of the capital markets was also quite beneficial to nearly the entire sector, from both a general business as well as a capital cost perspective.
As we noted last year, we value stocks using a long time horizon and estimates of normalized earnings. Once again, the combination of improving underlying business fundamentals, along with still modest valuations, led us to numerous undervalued situations and therefore a continuation of the heavy long bias in the portfolio. In particular, we continued to hold investments in companies which we believe have been able to substantially improve their competitive position during the recent economic/ credit cycle. At the larger end of the market capitalization spectrum, examples would be two long-time holdings, Wells Fargo & Co. and U.S. Bancorp, as well as J.P. Morgan Chase & Co. and PNC Financial Services Group, Inc. We also added to smaller capitalization banks and thrifts that we believe are similarly positioned to succeed. Most of these organizations have been the beneficiaries of forced mergers and/or FDIC assisted transactions and should be well positioned coming out of the recession. In addition, we continued to find value in a number of insurance companies with Assured Guaranty Ltd., Old
Diamond Hill Funds Annual Report December 31, 2010

Republic International Corp., Prudential Financial Inc. and The Travelers Cos., Inc. all in the top ten holdings at year end. These companies generally experienced fundamental pressures relatively early in the cycle due to exposure to real estate related assets and/or broad exposure to the equity markets. At the end of 2010, these organizations displayed sound balance sheets with strong capital levels and were, without exception, operationally poised to add profitable market share in their respective business lines. Finally, we continue to expect increased M&A activity in the near-term and believe this will be an essential component of capacity rationalization and efficiency gains across the key industries within the sector.
As always, we continue to believe shareholders in the fund will benefit from a relatively concentrated portfolio. Also, as most of you are aware, we continue to manage the Fund as a long-short portfolio and will continue to do so for the foreseeable future. We do not intend to use our short positions as a “hedge” to mitigate our long exposure/volatility, but instead as a way to enhance our performance over time. Our short exposure will typically be much smaller than the long side, and therefore, we will have fewer positions and generally smaller in size. Finally, we continually strive to maintain our disciplined process of evaluating both the fundamentals and valuations of our current and prospective investments. We would like to thank our shareholders for their continued support of the Fund.

Christopher M. Bingaman, CFA
Manager
Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Financial Long-Short Fund — Class A(A), the S&P 1500 SuperComposite Financials Index.

(A)	The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the S&P 1500 Super Composite Financials Index(“Index”).The index is a market capitalized-weighted index which is comprised of the companies that represent the Financial Services Sector weighting within the S&P 1500 Super Composite Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.
Tabular Presentation of Investments
The table below provides the Financial Long-Short Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.
Sector Allocation (% of Net Assets)*

				Consumer	REITs &
	Banking		Financial	Financial	Real Estate		Capital	Cash
	Services	Insurance	Services	Services	Management	Other	Markets	& Equiv.

Long Portfolio	31.3%	31.2%	18.7%	4.3%	3.8%	1.4%	—	9.2%

S&P 1500 SuperComposite Financials Index	19.1%	23.2%	24.9%	3.9%	14.0%	—	15.0%	—

Short Portfolio	(7.2%)	—	(0.5%)	—	—	—	—	—

*	Sector allocations may not total 100% due to rounding and are as of 12/31/10 and subject to change.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Strategic Income Fund
Performance Update

				Since
Average Annual Total Returns	One	Three	Five	Inception	Expense
as of December 31, 2010	Year	Years	Years	(9/30/02)	Ratio*

PERFORMANCE AT NAV without sales charges

Class A Shares	13.33%	8.46%	6.02%	7.81%	1.05%

Class C Shares	12.39%	7.64%	5.23%	7.07%	1.80%

Class I Shares	13.77%	8.86%	6.45%	8.11%	1.40%

BENCHMARK

BofA Merrill Lynch U.S. Corporate, Government, & Mortgage Index	6.43%	5.96%	5.87%	5.08%	—

BofA Merrill Lynch U.S. Corporate & High Yield Index	10.76%	7.52%	6.56%	7.00%	—

PERFORMANCE AT POP includes sales charges

Class A Shares	9.34%	7.17%	5.27%	7.35%	1.05%

Class C Shares	11.39%	7.64%	5.23%	7.07%	1.80%

Historical performance for Class I shares prior to their inception is based on the performance of Class A shares. Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

*	Reflects the expense ratio as reported in the Summary Prospectus as amended April 30, 2010.
Past performance does notguarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.
Portfolio Commentary

William Zox, CFA, J.D., LL.M.	Christopher M. Bingaman, CFA	Austin Hawley, CFA
Manager	Assistant Manager	Assistant Manager
For 2010, the Diamond Hill Strategic Income Fund generated a 13.33% total return (Class A, without sales charge) compared to a 6.43% total return for the Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index. For the trailing five-year period, the Fund generated a total return of 6.02% per year compared to 5.87% per year for the Index and 2.74% per year for U.S. stocks, as measured by the Russell 3000 Index.
We added the Bank of America Merrill Lynch U.S. Corporate & High Yield Index as a supplemental benchmark for the Fund. The Fund has never been managed against an index and that will not change with the addition of the supplemental benchmark. Because the Fund has a flexible mandate, we have used a broad bond market index as the primary benchmark since its inception. Another factor in favor of the broad bond market index is that there are many passive and active strategies available to investors that are comparable to such an index. However, the primary benchmark has never been representative of the actual holdings of the Fund. The supplemental benchmark may be helpful to an analysis of the Fund as it is much more representative of the Fund’s holdings than the primary benchmark (in particular, since April 30, 2008). For 2010, the supplemental benchmark index generated a total return of 10.76%. For the trailing five-year period, the supplemental benchmark index generated a total return of 6.56% per year.
Corporate bonds outperformed government bonds by a wide margin again in 2010. Over the course of the year, the 10-year Treasury yield declined from 3.85% to 3.30% while the two-year Treasury yield declined from 1.14% to 0.61%. The option-adjusted spread of the Bank of America Merrill Lynch BBB Index declined from 248 basis points to 211 basis points. This spread was under 150 basis points from the fourth quarter of 2003 until the third quarter of 2007. The option-adjusted spread of the Bank of America Merrill Lynch U.S. High Yield Master II Index declined from 639 basis points to 541 basis points. This spread was under 450 basis points from late-2003 until late-2007.
Coming into 2010, we were concerned that net new Treasury issuance in the $1.5-1.8 trillion range for the second year in a row would put upward pressure on Treasury yields. In fact, Treasury yields actually declined during 2010. On the supply front, net debt issuance outside of Treasuries was negative in 2010. On the demand front, foreign purchasers and banks increased their purchases of Treasuries while the Federal Reserve and money managers continued to be large buyers.
Once again, 2011 net Treasury issuance is expected to be in the $1.5-1.8 trillion range. The Federal Reserve will be the dominant player on the demand side for the first half of the year but at some point the Fed will have to
Diamond Hill Funds Annual Report December 31, 2010

withdraw from its extraordinary monetary stimulus. Further, the private sector supply of debt may begin to grow as the recovery becomes self-sustaining. While the timing is difficult to predict, we believe that it is likely that the Treasury will be required to pay materially higher interest rates on its debt at some point during our five-year investment horizon.
In fact, interest rates did rise from very low levels during the last two months of 2010. One precipitating factor was the strength of final demand at the end of 2010 which more than offset the waning support of the inventory cycle and fiscal stimulus. The markets seemed to be discounting continuing strength in final demand throughout 2011 and more fiscal and monetary stimulus than was anticipated last summer. Still, deleveraging of consumer and then government balance sheets will remain a significant force on the economy and markets for years to come. When asset prices are rising and interest rates are relatively low, deleveraging will be less disruptive. However, the environment will not always be this benign and deleveraging will likely be more disruptive at times.
We continue to believe that select corporate bonds, with attractive current income and limited interest rate risk, offer a reasonable risk/reward opportunity while the deleveraging process plays out and Treasury yields revert back to more typical levels.

William Zox, CFA, J.D., LL.M.
Manager
Growth of $10,000
Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Strategic Income Fund - Class A(A), the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and BofA Merrill Lynch U.S. Corporate & High Yield Index.

(A)	The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The total return shown above is adjusted for maximum applicable sales charge of 3.50%.

(C)	Class A shares commenced operations on September 30, 2002.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and the BofA Merrill Lynch U.S. Corporate & High Yield Index. The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index measures the performance of a mixture of government bonds, corporate bonds and mortgage pass through securities of investment grade quality, having a maturity greater than or equal to one year. The BofA Merrill Lynch U.S. Corporate & High Yield Index tracks the performance of the U.S. dollar denominated investment grade and below investment grade corporate debt publically issued in the U.S. domestic market. Both indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.
Tabular Presentation of Schedule of Investments
The table below provides the Strategic Income Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.
Sector Allocation (% of Net Assets)*

				Cash and
			Asset-Backed	Cash
	Corporate Bonds	Preferreds	Securities	Equivalents

Strategic Income Fund	92.3%	1.1%	0.5%	6.1%

*	Sector allocations may not total 100% due to rounding and are as of 12/31/10 and subject to change.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Small Cap Fund
Schedule of Investments
December 31, 2010

		Fair
	Shares	Value

Common Stocks — 82.3%
Consumer Discretionary — 7.6%
Aaron’s, Inc.à	418,415	$8,531,482
Callaway Golf Co.à	731,916	5,906,562
Carter’s, Inc.*à	137,905	4,069,576
Global Sources Ltd.*	524,661	4,994,773
Hillenbrand, Inc.	574,910	11,963,877
K-Swiss, Inc., Class A*à	457,100	5,700,037
Liquidity Services, Inc.*à	126,660	1,779,573
Steiner Leisure Ltd.*à	454,681	21,233,603

		64,179,483

Consumer Staples — 11.5%
B&G Foods, Inc.	247,965	3,404,559
Del Monte Foods Co.	848,480	15,951,424
Energizer Holdings, Inc.*	391,620	28,549,098
Flowers Foods, Inc.à	911,836	24,537,507
Ralcorp Holdings, Inc.*	184,400	11,987,844
Ruddick Corp.à	138,690	5,109,340
Snyders-Lance, Inc.à	360,530	8,450,823

		97,990,595

Energy — 12.5%
Berry Petroleum Co., Class Aà	515,645	22,533,687
Cimarex Energy Co.	241,295	21,361,846
Denbury Resources, Inc.*	638,515	12,189,251
Exterran Holdings, Inc.*à	279,728	6,699,486
Forest Oil Corp.*	222,020	8,430,099
Hornbeck Offshore Services, Inc.*à	233,740	4,880,491
Southwestern Energy Co.*	208,230	7,794,049
Whiting Petroleum Corp.*	187,650	21,990,704

		105,879,613

Financials — 20.7%
Alleghany Corp.*	39,738	12,174,531
Arch Capital Group Ltd.*	186,195	16,394,470
Assurant, Inc.	740,495	28,523,867
Assured Guaranty Ltd.à	1,690,807	29,927,284
City National Corp.	101,775	6,244,914
First American Financial Corp.	306,020	4,571,939
First Niagara Financial Group, Inc.à	248,790	3,478,084
Horace Mann Educators Corp.	611,295	11,027,762
Huntington Bancshares, Inc.	1,355,798	9,314,332
Mid-America Apartment Communities, Inc. REITà	127,569	8,099,356
National Penn Bancshares, Inc.à	659,430	5,295,223
Old Republic International Corp.à	1,467,630	20,003,797
Popular, Inc.*	1,634,955	5,133,759
Redwood Trust, Inc. REITà	356,720	5,325,830
Sterling Bancorp	493,537	5,167,332
United Fire & Casualty Co.à	212,675	4,746,906

		175,429,386

Health Care — 7.8%
Greatbatch, Inc.*	250,445	6,048,247
Kinetic Concepts, Inc.*	313,920	13,146,969
King Pharmaceuticals, Inc.*	1,102,195	15,485,840
LifePoint Hospitals, Inc.*à	391,175	14,375,681
Myriad Genetics, Inc.*à	491,125	11,217,295
STERIS Corp.à	167,635	6,111,972

		66,386,004

Industrials — 10.9%
AAR Corp.*à	397,572	10,921,303
AirTran Holdings, Inc.*à	1,316,400	9,728,196
Allegiant Travel Co.à	189,390	9,325,564
Apogee Enterprises, Inc.à	514,250	6,926,947
Brink’s Co., The	417,570	11,224,282
Corrections Corp. of America*	352,635	8,837,033
HUB Group, Inc., Class A*à	228,920	8,044,249
Kaydon Corp.à	121,285	4,938,725
Saia, Inc.*à	549,225	9,111,643
Toro Co., Theà	63,725	3,928,009
Trinity Industries, Inc.à	375,845	10,001,235

		92,987,186

Information Technology — 8.1%
Alliance Data Systems Corp.*à	203,650	14,465,259
Broadridge Financial Solutions, Inc.	274,155	6,012,219
CoreLogic, Inc.	624,805	11,571,389
CSG Systems International, Inc.*	435,187	8,242,442
KLA-Tencor Corp.	171,720	6,635,261
Verigy Ltd.*	1,662,075	21,640,216

		68,566,786

Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Small Cap Fund
Schedule of Investments (Continued)
December 31, 2010

	Shares/	Fair
	Par Value	Value

Common Stocks — 82.3% continued
Utilities — 3.2%
Cleco Corp.à	308,315	$9,483,769
UGI Corp.	349,690	11,043,210
WGL Holdings, Inc.à	194,271	6,949,074

		27,476,053

Total Common Stocks		$698,895,106

Repurchase Agreement — 10.4%
BNP Paribas Securities Corp., 0.17%, Agreement dated 12/31/10 to be repurchased at $88,254,472 on 1/3/11. Repurchase agreement is fully collateralized by various U.S. Government Agency securities with a range of rates from 0.0% — 6.3%, and maturities from 1/12/2011 through 6/5/2036†	$88,253,222	$88,253,222

Registered Investment Companies — 18.6%
JPMorgan Prime Money Market Fund, Capital Shares	84,130,452	84,130,452
JPMorgan U.S. Government Money Market Fund, Capital Shares	73,618,344	73,618,344

Total Registered Investment Companies		$157,748,796

Total Investment Securities — 111.3% (Cost $797,535,899)**		$944,897,124

Net Other Assets (Liabilities) — (11.3%)		(96,273,060)

Net Assets — 100.0%		$848,624,064

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2010, was $85,494,357.

†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2010.

REIT — Real Estate Investment Trust
See accompanying Notes to Financial Statements.
Diamond Hill Small-Mid Cap Fund
Schedule of Investments
December 31, 2010

		Fair
	Shares	Value

Common Stocks — 85.1%
Consumer Discretionary — 6.9%
Aaron’s, Inc.à	33,525	$683,575
Callaway Golf Co.à	94,575	763,220
Carter’s, Inc.*à	10,600	312,806
GameStop Corp., Class A*à	25,285	578,521
Hillenbrand, Inc.	44,045	916,576
K-Swiss, Inc., Class A*à	55,365	690,402
Steiner Leisure Ltd.*à	18,260	852,742

		4,797,842

Consumer Staples — 11.4%
ConAgra Foods, Inc.	93,395	2,108,859
Del Monte Foods Co.	78,270	1,471,476
Energizer Holdings, Inc.*	19,155	1,396,399
Flowers Foods, Inc.à	58,420	1,572,082
Molson Coors Brewing Co., Class B	21,010	1,054,492
Ruddick Corp.à	9,190	338,560

		7,941,868

Energy — 16.0%
Berry Petroleum Co., Class Aà	20,165	881,211
Cimarex Energy Co.	27,235	2,411,115
Denbury Resources, Inc.*	78,018	1,489,364
Energen Corp.	16,115	777,710
Exterran Holdings, Inc.*à	24,065	576,357
Forest Oil Corp.*	13,550	514,493
Hornbeck Offshore Services, Inc.*à	12,780	266,846
Noble Energy, Inc.	29,745	2,560,450
Southwestern Energy Co.*	26,680	998,632
Whiting Petroleum Corp.*	5,550	650,404

		11,126,582

Financials — 19.0%
Alleghany Corp.*	2,649	811,574
Allstate Corp.	28,970	923,564
Arch Capital Group Ltd.*	16,535	1,455,907
Assurant, Inc.	36,795	1,417,343
Assured Guaranty Ltd.	118,415	2,095,945
First American Financial Corp.	23,425	349,969
First Niagara Financial Group, Inc.à	54,495	761,840
Huntington Bancshares, Inc.	115,434	793,031
Marsh & McLennan Cos., Inc.	24,620	673,111
National Penn Bancshares, Inc.	82,960	666,169
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Small-Mid Cap Fund
Schedule of Investments (Continued)
December 31, 2010

		Fair
	Shares	Value

Common Stocks — 85.1% continued
Financials — 19.0% continued
Old Republic International Corp.à	156,020	$2,126,553
Popular, Inc.*	247,300	776,522
SunTrust Banks, Inc.	10,315	304,396

		13,155,924

Health Care — 8.2%
Forest Laboratories, Inc.*	46,545	1,488,509
Greatbatch, Inc.*	13,490	325,784
Kinetic Concepts, Inc.*	25,445	1,065,637
LifePoint Hospitals, Inc.*à	19,325	710,194
Myriad Genetics, Inc.*à	30,730	701,873
Quest Diagnostics, Inc.	26,055	1,406,188

		5,698,185

Industrials — 10.2%
AirTran Holdings, Inc.*à	75,215	555,839
Brink’s Co., The	29,285	787,181
Corrections Corp. of America*	38,070	954,034
Dover Corp.	41,935	2,451,101
Fluor Corp.	10,530	697,718
HUB Group, Inc., Class A*	17,805	625,667
Parker Hannifin Corp.	7,540	650,702
Trinity Industries, Inc.	13,220	351,784

		7,074,026

Information Technology — 10.8%
Alliance Data Systems Corp.*à	16,475	1,170,219
Broadridge Financial Solutions, Inc.	65,690	1,440,582
CoreLogic, Inc.	66,015	1,222,598
KLA-Tencor Corp.	33,410	1,290,962
Linear Technology Corp.	18,775	649,427
Verigy Ltd.*	131,100	1,706,922

		7,480,710

Utilities — 2.6%
Cleco Corp.	13,800	424,488
UGI Corp.	30,445	961,453
WGL Holdings, Inc.à	11,245	402,234

		1,788,175

Total Common Stocks		$59,063,312

	Shares/	Fair
	Par Value	Value

Repurchase Agreement — 11.0%
BNP Paribas Securities Corp., 0.17%, Agreement dated 12/31/10 to be repurchased at $7,636,628 on 1/3/11. Repurchase agreement is fully collateralized by various U.S. Government Agency securities with a range of rates from 0.0% — 6.3%, and maturities from 1/12/2011 through 6/5/2036†	$7,636,520	$7,636,520

Registered Investment Company — 15.1%
JPMorgan U.S. Government Money Market Fund, Capital Shares	10,443,099	$10,443,099

Total Investment Securities — 111.2% (Cost $64,550,548)**		$77,142,931

Net Other Assets (Liabilities) — (11.2%)		(7,798,218)

Net Assets — 100.0%		$69,344,713

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2010, was $7,418,648.

†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2010.
See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Large Cap Fund
Schedule of Investments
December 31, 2010

		Fair
	Shares	Value

Common Stocks — 96.0%
Consumer Discretionary — 3.6%
McDonald’s Corp.	261,534	$20,075,350
Wal-Mart Stores, Inc.	374,978	20,222,563

		40,297,913

Consumer Staples — 12.4%
ConAgra Foods, Inc.	923,353	20,849,311
General Mills, Inc.	560,583	19,951,149
Kimberly-Clark Corp.	241,085	15,197,998
PepsiCo, Inc.	471,950	30,832,494
Procter & Gamble Co., The	480,407	30,904,582
Sysco Corp.	690,354	20,296,408

		138,031,942

Energy — 19.1%
Anadarko Petroleum Corp.	626,385	47,705,482
Apache Corp.	362,343	43,202,156
Devon Energy Corp.	537,197	42,175,336
EOG Resources, Inc.	127,175	11,625,067
Exxon Mobil Corp.	304,505	22,265,405
Occidental Petroleum Corp.	465,807	45,695,667

		212,669,113

Financials — 18.2%
Assurant, Inc.	222,910	8,586,493
Bank of New York Mellon Corp.	557,144	16,825,749
Chubb Corp., The	174,230	10,391,077
JPMorgan Chase & Co.	814,127	34,535,267
Marsh & McLennan Cos., Inc.	621,790	16,999,739
PNC Financial Services Group, Inc.	351,825	21,362,814
Prudential Financial, Inc.	372,330	21,859,494
Travelers Cos., Inc., The	459,869	25,619,302
U.S. Bancorp	828,793	22,352,547
Wells Fargo & Co.	747,420	23,162,546

		201,695,028

Health Care — 18.7%
Abbott Laboratories	601,697	28,827,303
Amgen, Inc.*	83,470	4,582,503
Baxter International, Inc.	328,602	16,633,833
Johnson & Johnson	401,364	24,824,364
Medtronic, Inc.	898,082	33,309,861
Merck & Co., Inc.	839,730	30,263,869
Pfizer, Inc.	1,772,737	31,040,625
Quest Diagnostics, Inc.	309,415	16,699,128
UnitedHealth Group, Inc.	594,961	21,484,042

		207,665,528

	Shares/	Fair
	Par Value	Value

Industrials — 14.1%
3M Co.	238,352	20,569,778
Dover Corp.	381,393	22,292,421
Fluor Corp.	205,965	13,647,241
Illinois Tool Works, Inc.	439,934	23,492,475
Parker Hannifin Corp.	286,999	24,768,014
Raytheon Co.	324,159	15,021,528
United Technologies Corp.	474,592	37,359,882

		157,151,339

Information Technology — 7.3%
Alliance Data Systems Corp.*à	121,370	8,620,911
Cisco Systems, Inc.*	647,081	13,090,449
KLA-Tencor Corp.	551,415	21,306,675
Linear Technology Corp.à	329,630	11,401,902
Microsoft Corp.	972,465	27,151,223

		81,571,160

Materials — 2.1%
Air Products & Chemicals, Inc.	253,370	23,044,001

Utilities — 0.5%
Dominion Resources, Inc.	127,057	5,427,875

Total Common Stocks		$1,067,553,899

Repurchase Agreement — 1.3%
BNP Paribas Securities Corp., 0.17%, Agreement dated 12/31/10 to be repurchased at $14,224,602 on 1/3/11. Repurchase agreement is fully collateralized by various U.S. Government Agency securities with a range of rates from 0.0% — 6.3%, and maturities from 1/12/2011 through 6/5/2036†	$14,224,401	$14,224,401

Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Large Cap Fund
Schedule of Investments (Continued)
December 31, 2010

		Fair
	Shares	Value

Registered Investment Company — 3.1%
JPMorgan Prime Money Market Fund, Capital Shares	34,493,090	$34,493,090

Total Investment Securities — 100.4% (Cost $967,943,687)**		$1,116,271,390

Net Other Assets (Liabilities) — (0.4%)		(4,191,067)

Net Assets — 100.0%		$1,112,080,323

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2010, was $13,832,824.

†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2010.
See accompanying Notes to Financial Statements.
Diamond Hill Select Fund
Schedule of Investments
December 31, 2010

		Fair
	Shares	Value

Common Stocks — 95.5%
Consumer Discretionary — 3.8%
McDonald’s Corp.	10,585	$812,505
Wal-Mart Stores, Inc.	15,440	832,679

		1,645,184

Consumer Staples — 14.4%
ConAgra Foods, Inc.	73,448	1,658,456
General Mills, Inc.	22,420	797,928
PepsiCo, Inc.	12,845	839,164
Procter & Gamble Co., The	19,625	1,262,476
Sysco Corp.	57,305	1,684,767

		6,242,791

Energy — 18.7%
Anadarko Petroleum Corp.	14,380	1,095,181
Apache Corp.	14,195	1,692,470
Cimarex Energy Co.	14,460	1,280,144
Devon Energy Corp.	18,735	1,470,885
Exterran Holdings, Inc.*à	24,815	594,319
Occidental Petroleum Corp.	15,690	1,539,189
Southwestern Energy Co.*	12,075	451,967

		8,124,155

Financials — 19.7%
Arch Capital Group Ltd.*	7,295	642,325
Assurant, Inc.	15,065	580,304
Assured Guaranty Ltd.à	68,915	1,219,795
JPMorgan Chase & Co.	35,945	1,524,787
Prudential Financial, Inc.	17,240	1,012,160
Travelers Cos., Inc., The	15,320	853,477
U.S. Bancorp	44,745	1,206,773
Wells Fargo & Co.	48,115	1,491,084

		8,530,705

Health Care — 17.5%
Abbott Laboratories	19,765	946,941
Baxter International, Inc.	20,290	1,027,080
Johnson & Johnson	16,320	1,009,392
Medtronic, Inc.	35,381	1,312,281
Merck & Co., Inc.	34,015	1,225,901
Pfizer, Inc.	59,100	1,034,841
UnitedHealth Group, Inc.	28,812	1,040,401

		7,596,837

Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Select Fund
Schedule of Investments (Continued)
December 31, 2010

	Shares/	Fair
	Par Value	Value

Common Stocks — 95.5% continued
Industrials — 12.3%
3M Co.	9,265	$799,569
Dover Corp.	23,100	1,350,195
Illinois Tool Works, Inc.	26,708	1,426,207
Parker Hannifin Corp.	4,910	423,733
United Technologies Corp.	16,655	1,311,082

		5,310,786

Information Technology — 6.5%
Cisco Systems, Inc.*	18,010	364,342
KLA-Tencor Corp.	11,285	436,053
Microsoft Corp.	41,150	1,148,908
Verigy Ltd.*	67,565	879,696

		2,828,999

Materials — 2.6%
Air Products & Chemicals, Inc.	12,375	1,125,506

Total Common Stocks		$41,404,963

Repurchase Agreement — 1.3%
BNP Paribas Securities Corp., 0.17%,Agreement dated 12/31/10 to be repurchased at $547,242 on 1/3/11. Repurchase agreement is fully collateralized by various U.S. Government Agency securities with a range of rates from 0.0% — 6.3%, and maturities from 1/12/2011 through 6/5/2036†	$547,234	$547,234

		Fair
	Shares	Value

Registered Investment Company — 4.4%
JPMorgan Prime Money Market Fund, Capital Shares	1,892,791	$1,892,791

Total Investment Securities — 101.2% (Cost $37,289,413)**		$43,844,988

Net Other Assets
(Liabilities) — (1.2%)		(534,861)

Net Assets — 100.0%		$43,310,127

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2010, was $529,546.

†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2010.
See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Long-Short Fund
Schedule of Investments
December 31, 2010

		Fair
	Shares	Value

Common Stocks — 93.1%
Consumer Discretionary — 3.8%
McDonald’s Corp.§	535,774	$41,126,012
Wal-Mart Stores, Inc.	607,065	32,739,016

		73,865,028

Consumer Staples — 11.3%
ConAgra Foods, Inc.	1,711,065	38,635,847
General Mills, Inc.	1,109,337	39,481,304
PepsiCo, Inc.	809,115	52,859,483
Procter & Gamble Co., The	867,560	55,810,135
Sysco Corp.	1,023,452	30,089,489

		216,876,258

Energy — 20.2%
Anadarko Petroleum Corp.	1,235,228	94,074,965
Apache Corp.	714,801	85,225,723
Cimarex Energy Co.	83,600	7,401,108
Devon Energy Corp.	795,520	62,456,275
EOG Resources, Inc.	115,565	10,563,797
Exxon Mobil Corp.	597,008	43,653,225
Occidental Petroleum Corp.	866,113	84,965,685

		388,340,778

Financials — 16.1%
Assurant, Inc.§	650,100	25,041,852
Assured Guaranty Ltd.	1,609,215	28,483,106
JPMorgan Chase & Co.	1,120,145	47,516,551
PNC Financial Services Group, Inc.§	632,745	38,420,276
Prudential Financial, Inc.	701,430	41,180,955
Travelers Cos., Inc., The	850,295	47,369,935
U.S. Bancorp	1,486,702	40,096,353
Wells Fargo & Co.	1,337,285	41,442,462

		309,551,490

Health Care — 17.2%
Abbott Laboratories	1,023,465	49,034,208
Amgen, Inc.*§	169,095	9,283,315
Baxter International, Inc.	554,056	28,046,315
Johnson & Johnson	529,420	32,744,627
Medtronic, Inc.	1,375,082	51,001,791
Merck & Co., Inc.§	1,227,265	44,230,631
Pfizer, Inc.	2,746,150	48,085,087
Quest Diagnostics, Inc.	568,775	30,696,787
UnitedHealth Group, Inc.à	1,045,130	37,739,644

		330,862,405

	Shares/	Fair
	Per Value	Value

Industrials — 15.3%
3M Co.	444,770	$38,383,651
Dover Corp.	913,275	53,380,924
Fluor Corp.	327,105	21,673,977
Illinois Tool Works, Inc.	697,340	37,237,956
Parker Hannifin Corp.§	620,730	53,568,999
Raytheon Co.	497,862	23,070,925
United Technologies Corp.à	844,965	66,515,645

		293,832,077

Information Technology — 6.5%
Alliance Data Systems Corp.*à	246,745	17,526,297
Cisco Systems, Inc.*	1,250,009	25,287,682
KLA-Tencor Corp.§	978,133	37,795,059
Microsoft Corp.	1,594,640	44,522,349

		125,131,387

Materials — 2.2%
Air Products & Chemicals, Inc.	461,433	41,967,331

Utilities — 0.5%
Dominion Resources, Inc.	228,234	9,750,156

Total Common Stocks		$1,790,176,910

Repurchase Agreement — 1.0%
BNP Paribas Securities Corp., 0.17%, Agreement dated 12/31/10 to be repurchased at $19,694,673 on 01/03/11. Repurchase agreement is fully collateralized by various U.S. Government Agency securities with a range of rates from 0%- 6.3% and maturities from 1/12/2011 through 6/5/2036†	$19,694,394	$19,694,394

Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Long-Short Fund
Schedule of Investments (Continued)
December 31, 2010

		Fair
	Shares	Value

Registered Investment Company — 6.2%
JPMorgan Prime Money Market Fund, Capital Shares	118,513,355	$118,513,355

Total Investment Securities — 100.3% (Cost $1,570,607,986)**		$1,928,384,659

Segregated Cash With Brokers — 28.5%		549,041,938

Securities Sold Short — (28.7)% (Proceeds $393,589,805)		$(551,978,736)

Net Other Assets
(Liabilities) — (0.1%)		(1,877,738)

Net Assets — 100.0%		$1,923,570,123

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2010, was $19,234,244.

†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2010.

§	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregates to a total market value of $114,494,798.
See accompanying Notes to Financial Statements.
Diamond Hill Long-Short Fund
Schedule of Investments Sold Short
December 31, 2010

		Fair
	Shares	Value

Common Stocks — 27.7%
Consumer Discretionary — 13.9%
Apollo Group, Inc., Class A*	243,380	$9,611,076
Brunswick Corp.	1,311,835	24,583,788
Capella Education Co.*	144,020	9,588,852
Life Time Fitness, Inc.*	535,339	21,943,546
Macy’s, Inc.	1,513,935	38,302,555
MGM Resorts International*	2,642,961	39,247,971
NetFlix, Inc.*	60,505	10,630,728
Nordstrom, Inc.	523,160	22,171,521
Royal Caribbean Cruises Ltd.*	456,761	21,467,767
Sally Beauty Holdings, Inc.*	1,521,610	22,108,993
Sonic Corp.*	415,430	4,204,152
Strayer Education, Inc.	61,595	9,375,991
Tractor Supply Co.	429,929	20,847,257
Urban Outfitters, Inc.*	363,620	13,021,232

		267,105,429

Consumer Staples — 4.1%
Colgate-Palmolive Co.	399,575	32,113,843
H.J. Heinz Co.	332,483	16,444,609
Kraft Foods, Inc., Class A	1,007,355	31,741,756

		80,300,208

Financials — 0.5%
Moody’s Corp.	356,930	9,472,922

Health Care — 1.2%
Covance, Inc.*	445,390	22,897,500

Industrials — 2.4%
Avery Dennison Corp.	351,115	14,866,209
Boeing Co., The	469,555	30,643,159

		45,509,368

Information Technology — 3.9%
Advent Software, Inc.*	178,021	10,310,976
Akamai Technologies, Inc.*	627,195	29,509,525
Monster Worldwide, Inc.*	757,125	17,890,864
Salesforce.com, Inc.*	128,875	17,011,500

		74,722,865

Materials — 1.0%
Dow Chemical Co.	562,955	19,219,284

Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Long-Short Fund
Schedule of Investments Sold Short (Continued)
December 31, 2010

		Fair
	Shares	Value

Common Stocks — 27.7% continued
Telecommunication Services — 0.7%
Sprint Nextel Corp.*	3,231,420	$13,668,907

Total Common Stocks Sold Short		$532,896,483

Exchange Traded Fund — 1.0%
iShares Russell 2000 Index Fund	243,925	$19,082,253

Total Securities Sold Short (Proceeds $393,589,805)		$551,978,736

*	Non-dividend expense producing security.
Percentages disclosed are based on total net assets of the Fund at December 31, 2010.
See accompanying Notes to Financial Statements.
Diamond Hill Financial Long-Short Fund
Schedule of Investments
December 31, 2010

		Fair
	Shares	Value

Preferred Stocks — 4.1%
Banking Services — 1.0%
Citizens Funding Trust I, 7.50%*	7,130	$113,082

Financial Services — 1.6%
Countrywide Capital V, 7.00%§	7,625	187,575

REITs & Real Estate Management — 1.5%
iStar Financial, Inc., 7.80%, Series F	10,387	183,850

Total Preferred Stocks		$484,507

Common Stocks — 85.7%
Banking Services — 24.9%
BB&T Corp.	3,776	99,271
City National Corp.	1,500	92,040
First California Financial Group, Inc.*	28,801	80,643
First Financial Holdings, Inc.à	12,529	144,209
First Niagara Financial Group, Inc.à	12,655	176,917
First of Long Island Corp.à	6,860	198,323
Huntington Bancshares, Inc.§	32,131	220,740
National Penn Bancshares, Inc.	22,185	178,145
PNC Financial Services Group, Inc.§	7,479	454,125
Popular, Inc.*	74,440	233,741
Sterling Bancorp	6,080	63,658
SunTrust Banks, Inc.	4,622	136,395
Wells Fargo & Co.§	27,716	858,919

		2,937,126

Commercial Banks — 4.5%
U.S. Bancorp§	19,858	535,570

Consumer Financial Services — 4.3%
American Express Co.	5,590	239,923
Discover Financial Services	14,510	268,870

		508,793

Financial Services — 17.1%
Bank of America Corp.	26,290	350,708
Bank of New York Mellon Corp.§	13,584	410,237
JPMorgan Chase & Co.	19,995	848,188
Morgan Stanley§	6,600	179,586
MVC Capital, Inc.à	3,875	56,575
State Street Corp.	3,738	173,219

		2,018,513

Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Financial Long-Short Fund
Schedule of Investments (Continued)
December 31, 2010

	Shares/	Fair
	Par Value	Value

Common Stocks — 85.7% continued
Insurance — 31.2%
Alleghany Corp.*	307	$94,056
Allstate Corp.§	9,478	302,159
Arch Capital Group Ltd.*	1,871	164,741
Assurant, Inc.§	8,460	325,879
Assured Guaranty Ltd.à	29,640	524,628
Chubb Corp., The	1,555	92,740
Hartford Financial Services Group, Inc.	9,268	245,509
HCC Insurance Holdings, Inc.	4,005	115,905
Horace Mann Educators Corp.	8,673	156,461
Marsh & McLennan Cos., Inc.	3,255	88,992
Old Republic International Corp.à	35,745	487,204
Prudential Financial, Inc.	7,410	435,041
Travelers Cos., Inc., The	6,165	343,452
XL Group plc	14,000	305,480

		3,682,247

IT Services — 1.4%
CoreLogic, Inc.	8,625	159,735

REITs & Real Estate Management — 2.3%
Redwood Trust, Inc. REIT	18,090	270,084

Total Common Stocks		$10,112,068

Corporate Bond — 0.9%
Banking Services — 0.9%
Zions Bancorp., 7.75%, 9/23/14	105,000	$109,464

Repurchase Agreement — 9.7%
BNP Paribas Securities Corp., 0.17%, Agreement dated 12/31/10 to be repurchased at $1,142,108 on 01/03/11. Repurchase agreement is fully collateralized by various U.S. Government Agency securities with a range of rates from 0% -6.3% and maturities from 1/12/11 through 6/5/2036†	$1,142,092	$1,142,092

		Fair
	Shares	Value

Registered Investment Company — 9.5%
JPMorgan U.S. Government Money Market Fund, Capital Shares	1,124,139	$1,124,139

Total Investment Securities — 109.9% (Cost $10,930,982)**		$12,972,270

Segregated Cash With Brokers — 7.6%		893,638

Securities Sold Short — (7.7)% (Proceeds $862,370)		(909,840)

Net Other Assets
(Liabilities) — (9.8%)		(1,159,421)

Net Assets — 100.0%		$11,796,647

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2010, was $1,108,326.

†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2010.

§	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregates to a total market value of $2,294,807.

REIT — Real Estate Investment Trust
See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Financial Long-Short Fund
Schedule of Investments Sold Short
December 31, 2010

		Fair
	Shares	Value

Common Stocks — 7.7%
Banking Services — 7.2%
Eagle Bancorp, Inc.*	12,485	$180,158
First Bancorp	14,500	221,995
First Financial Bankshares, Inc.	3,105	158,914
United Bankshares, Inc.	5,895	172,134
WesBanco, Inc.	2,985	56,596
Westamerica Bancorp.	1,145	63,513

		853,310

Financial Services — 0.5%
Moody’s Corp.	2,130	56,530

Total Securities Sold Short (Proceeds $862,370)		$909,840

*	Non-dividend expense producing security.
Percentages disclosed are based on total net assets of the Fund at December 31, 2010.
See accompanying Notes to Financial Statements.
Diamond Hill Strategic Income Fund
Schedule of Investments
December 31, 2010

	Shares/	Fair
	Par Value	Value

Collateralized Debt Obligations — 0.5%
Alesco Preferred Funding III, 5/4/2034*††	$724,100	81,056
Alesco Preferred Funding Ltd., Series 6A, Class PPNE, 6/23/2030*††	336,608	70,997
Alesco Preferred Funding Ltd. IV, 7/30/2034*††	337,337	—
Alesco Preferred Funding Ltd. V, 12/23/2034*††	80,193	—
Alesco Preferred Funding VI PNN, 3/23/2035*††	621,631	131,779
Fort Sheridan ABS CDO Ltd., Series 2005-1A, Class PPN2, 11/5/2041*††	611,948	142,804
Taberna Preferred Funding Ltd., Series 2005-1A, Class PPN2, 7/5/2035*††	1,175,564	237,723

Total Collateralized Debt Obligations		$664,359

Preferred Stocks — 1.1%
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A*	21,007	20,377
Hartford Financial Services Group, Inc., 7.25%à	60,135	1,546,600

Total Preferred Stocks		$1,566,977

Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Strategic Income Fund
Schedule of Investments (Continued)
December 31, 2010

	Par	Fair
	Value	Value

Corporate Bonds — 92.3%
Consumer Discretionary — 8.5%
Expedia, Inc., 7.46%, 8/15/18	$1,700,000	$1,938,000
Expedia, Inc., 8.50%, 7/1/16	3,000,000	3,285,000
Goodyear Tire & Rubber Co., The,10.50%, 5/15/16à	3,550,000	4,047,000
Jarden Corp., 8.00%, 5/1/16	2,650,000	2,885,187

		12,155,187

Consumer Staples — 2.9%
Del Monte Corp., 6.75%, 2/15/15	2,625,000	2,680,781
TreeHouse Foods, Inc., 7.75%, 3/1/18	1,350,000	1,463,063

		4,143,844

Energy — 10.4%
Anadarko Petroleum Corp., 5.95%, 9/15/16	4,400,000	4,726,871
ATP Oil & Gas Corp., 11.88%, 5/1/15^ à	1,900,000	1,795,500
Cimarex Energy Co., 7.13%, 5/1/17	4,640,000	4,814,000
Hornbeck Offshore Services, Inc. 6.13%, 12/1/14	3,550,000	3,550,000

		14,886,371

Financials — 24.1%
AmSouth Bank, Series AI, 4.85%, 4/1/13	1,850,000	1,794,500
CNA Financial Corp., 6.50%, 8/15/16	2,165,000	2,318,498
Discover Financial Services, 6.45%, 6/12/17	2,700,000	2,811,243
First Tennessee Bank NA, 4.50%, 5/15/13	1,400,000	1,413,374
First Tennessee Bank NA, 5.05%, 1/15/15	4,280,000	4,240,708
Huntington National Bank, 6.60%, 6/15/18	2,825,000	2,875,593
iStar Financial, Inc., Series B, 5.70%, 3/1/14à	4,275,000	3,858,188
Nuveen Investments, Inc., 10.50%, 11/15/15	3,000,000	3,067,500
Regions Financial Corp., 5.75%, 6/15/15	3,000,000	2,936,250
Wilmington Trust Corp., 4.88%, 4/15/13	4,540,000	4,668,455
Zions Bancorp., 7.75%, 9/23/14	4,380,000	4,566,194

		34,550,503

Health Care — 5.7%
HCA, Inc., 9.25%, 11/15/16	3,725,000	3,974,109
Mylan, Inc., 7.63%, 7/15/17^	4,000,000	4,255,000

		8,229,109

Industrials — 20.2%
Avis Budget Car Rental, 9.63%, 3/15/18	3,280,000	3,534,200
BE Aerospace, Inc., 8.50%, 7/1/18	4,620,000	5,058,900
Bristow Group, Inc. 7.50%, 9/15/17	1,665,000	1,756,575
Corrections Corp., 7.75%, 6/1/17	2,050,000	2,175,563
Iron Mountain, Inc., 6.63%, 1/1/16	4,075,000	4,090,281
Kansas City Southern de Mexico SA de CV, 7.38%, 6/1/14	3,155,000	3,296,975
Triumph Group, Inc., 8.00%, 11/15/17à	2,700,000	2,808,000
United Rentals North America, Inc. 10.88%, 6/15/16	3,110,000	3,553,175
Westinghouse Air, 6.88%, 7/31/13	2,675,000	2,808,750

		29,082,419

Information Technology — 4.5%
KLA-Tencor Corp., 6.90%, 5/1/18	4,478,000	4,925,827
Mantech International Corp., 7.25%, 4/15/18	1,500,000	1,567,500

		6,493,327

Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Strategic Income Fund
Schedule of Investments (Continued)
December 31, 2010

	Shares/	Fair
	Par Value	Value

Corporate Bonds — 92.3% continued
Materials — 9.9%
Crown Americas LLC / Crown Americas Capital Corp. II, 7.63%, 5/15/17	$1,710,000	$1,838,250
Crown Americas LLC, 7.75%, 11/15/15	1,550,000	1,612,000
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/15	4,050,000	4,267,688
Nalco Co., 8.25%, 5/15/17	3,000,000	3,251,250
Owens-Brockway Glass Container, Inc., 6.75%, 12/1/14	3,175,000	3,230,562

		14,199,750

Telecommunication Services — 1.6%
Global Crossing Ltd., 12.00%, 9/15/15à	2,000,000	2,255,000

Utilities — 4.5%
CenterPoint Energy, Inc., 5.95%, 2/1/17	2,525,000	2,712,974
Source Gas LLC, 5.90%, 4/1/17^	4,000,000	3,827,432

		6,540,406

Total Corporate Bonds		$132,535,916

Repurchase Agreement — 5.1%
BNP Paribas Securities Corp., 0.17%, Agreement dated 12/31/10 to be repurchased at $7,377,999 on 01/03/11. Repurchase agreement is fully collateralized by various U.S. Government Agency securities with a range of rates from 0%-6.3% and maturities from 1/12/2011 through 6/5/2036†	7,377,894	$7,377,894

Registered Investment Company — 6.2%
JPMorgan U.S. Government Money Market Fund, Capital Shares	8,855,116	$8,855,116

Total Investment Securities — 105.2% (Cost $146,685,887)**		$151,000,262

Net Other Assets (Liabilities) — (5.2%)		(7,483,780)

Net Assets — 100.0%		$143,516,482

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

à	All or a portion of the security is on loan. The total market value of the securities on loan, as of December 31, 2010, was $7,220,177.

†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as at December 31, 2010.

^	Restricted securities not registered under the Securities Act of 1933 and deemed liquid based on procedures approved by the Board of Trustees are as follows:

				Value as
	Acquisition	Current	Fair	a % of
Security	Date	Cost	Value	Net Assets
ATP Oil & Gas Corp.	August-10	$1,590,822	$1,795,500	1.3%
Mylan, Inc.	September-10	4,299,098	4,255,000	2.9%
Source Gas LLC	March-10	3,851,372	3,827,432	2.7%

		$9,741,292	$9,877,932	6.9%

††	Restricted and illiquid securities not registered under the Securities Act of 1933 and valued at fair value by management:

				Value as
	Acquisition	Current		a % of
Security	Date	Cost	Value	Net Assets
Alesco Preferred Funding III	March-05	$724,100	$81,056	0.1%
Alesco Preferred Funding Ltd., Series 6A, Class PPNE	May-05	336,608	70,997	0.0%
Alesco Preferred Funding Ltd. IV	May-05	337,337	—	0.0%
Alesco Preferred Funding Ltd. V	October-04	80,180	—	0.0%
Alesco Preferred Funding VI PNN	March-05	621,631	131,779	0.1%
Fort Sheridan ABS CDO Ltd., Series 2005-1A, Class PPN2	March-05	510,639	142,804	0.1%
Taberna Preferred Funding Ltd., Series 2005-1A, Class PPN2	March-05	1,036,829	237,723	0.2%

		$3,647,324	$664,359	0.5%

See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Statements of Assets & Liabilities
December 31, 2010

		Small-Mid
	Small Cap	Cap	Large Cap	Select
	Fund	Fund	Fund	Fund

Assets
Total investment securities, at cost	$797,535,899	$64,550,548	$967,943,687	$37,289,413
Investment securities, at value — including $85,494,357, $7,418,648, $13,832,824, and $529,546 of securities loaned for the Small Cap Fund, the Small-Mid Cap Fund, the Large Cap Fund and the Select Fund, respectively	$856,643,902	$69,506,411	$1,102,046,989	$43,297,754
Repurchase agreements, at value	88,253,222	7,636,520	14,224,401	547,234

Total investment securities, at value	944,897,124	77,142,931	1,116,271,390	43,844,988
Receivable for securities sold	—	101,446	—	—
Receivable for fund shares issued	1,733,270	762,629	10,647,116	60,259
Receivable for dividends and interest	387,593	27,006	1,562,083	53,548

Total Assets	947,017,987	78,034,012	1,128,480,589	43,958,795

Liabilities
Bank overdraft	—	—	4,727	—
Return of collateral for securities on loan	88,253,222	7,636,520	14,224,401	547,234
Payable for securities purchased	8,775,708	961,916	—	—
Payable for fund shares redeemed	449,782	24,109	1,234,810	59,923
Payable to Investment Adviser	560,396	42,100	548,176	25,179
Payable to Administrator	221,612	15,417	269,845	10,564
Accrued distribution and service fees	133,203	9,237	118,307	5,768

Total Liabilities	98,393,923	8,689,299	16,400,266	648,668

Net Assets	$848,624,064	$69,344,713	$1,112,080,323	$43,310,127

Components of Net Assets
Paid-in capital	$699,013,402	$56,957,095	$1,036,540,866	$38,736,896
Accumulated net investment income (loss)	337,270	8,693	3,339,169	305,599
Accumulated net realized gains (losses) from investment transactions	1,912,167	(213,458)	(76,127,415)	(2,287,943)
Net unrealized appreciation (depreciation) on investments	147,361,225	12,592,383	148,327,703	6,555,575

Net Assets	$848,624,064	$69,344,713	$1,112,080,323	$43,310,127

Pricing of Class A Shares
Net assets attributable to Class A shares	$501,236,534	$17,216,078	$459,659,167	$7,436,651

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	19,430,623	1,370,169	31,097,101	744,261

Net asset value and redemption price per share	$25.80	$12.56	$14.78	$9.99

Maximum offering price per share	$27.16	$13.22	$15.56	$10.52

Pricing of Class C Shares
Net assets attributable to Class C shares	$35,092,595	$7,417,334	$29,274,173	$4,254,424

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,453,415	607,631	2,048,641	432,663

Net asset value, offering price and redemption price per share(A)	$24.14	$12.21	$14.29	$9.83

Pricing of Class I Shares
Net assets attributable to Class I shares	$312,294,935	$44,711,301	$623,146,983	$31,619,052

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,005,034	3,545,045	42,059,115	3,169,011

Net asset value, offering price and redemption price per share	$26.01	$12.61	$14.82	$9.98

(A)	Redemption price per share varies based upon holding period.
See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Statements of Assets & Liabilities
December 31, 2010

		Financial	Strategic
	Long-Short	Long-Short	Income
	Fund	Fund	Fund

Assets
Total investment securities, at cost	$1,570,607,986	$10,930,982	$146,685,887

Investment securities, at value — including $19,234,244, $1,108,326 and $7,220,177 of securities loaned for the Long-Short Fund, the Financial Long-Short Fund and the Strategic Income Fund, respectively	$1,908,690,265	$11,830,178	$143,622,368
Repurchase agreements, at value	19,694,394	1,142,092	7,377,894

Total investment securities, at value	1,928,384,659	12,972,270	151,000,262
Cash	124,903	—	—
Deposits with brokers for securities sold short	549,041,938	893,638	—
Receivable for securities sold	19,702,328	22,215	—
Receivable for fund shares issued	6,575,218	2,659	28,375
Receivable for dividends and interest	2,117,619	14,131	2,310,881

Total Assets	2,505,946,665	13,904,913	153,339,518

Liabilities
Bank overdraft	—	—	368
Return of collateral for securities on loan	19,694,394	1,142,092	7,377,894
Securities sold short, at value (proceeds $393,589,805 for the Long-Short Fund and $862,370 for the Financial Long-Short Fund)	551,978,736	909,840	—
Payable for securities purchased	1,466,963	37,712	—
Payable for dividends on securities sold short	601,890	3,629	—
Payable for fund shares redeemed	6,415,155	129	2,319,149
Payable to Investment Adviser	1,462,568	9,836	62,487
Payable to Administrator	452,440	2,074	33,044
Accrued distribution and service fees	304,396	2,954	30,094

Total Liabilities	582,376,542	2,108,266	9,823,036

Net Assets	$1,923,570,123	$11,796,647	$143,516,482

Components of Net Assets
Paid-in capital	$2,329,514,145	$24,310,799	$157,916,027
Accumulated net investment income (loss)	2,198,193	14,479	65,646
Accumulated net realized gains (losses) from investment transactions	(607,529,957)	(14,522,449)	(18,779,566)
Net unrealized appreciation (depreciation) on investments	199,387,742	1,993,818	4,314,375

Net Assets	$1,923,570,123	$11,796,647	$143,516,482

Pricing of Class A Shares
Net assets attributable to Class A shares	$698,670,192	$8,542,638	$42,359,665

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	42,974,340	701,111	3,902,269

Net asset value and redemption price per share	$16.26	$12.18	$10.86

Maximum offering price per share	$17.12	$12.82	$11.25

Pricing of Class C Shares
Net assets attributable to Class C shares	$179,213,705	$1,380,522	$24,264,265

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,656,244	119,180	2,236,493

Net asset value, offering price and redemption price per share(A)	$15.37	$11.58	$10.85

Pricing of Class I Shares
Net assets attributable to Class I shares	$1,045,686,226	$1,873,487	$76,892,552

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	63,678,573	154,367	7,096,403

Net asset value, offering price and redemption price per share	$16.42	$12.14	$10.84

(A)	Redemption price per share varies based upon holding period.
See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2010

		Small-Mid
	Small Cap	Cap	Large Cap	Select
	Fund	Fund	Fund	Fund

Investment Income
Dividends	$7,915,849	$586,495	$18,657,777	$703,929
Interest income	120,693	—	—	—
Securities lending income	—	—	—	—

Total Investment Income	8,036,542	586,495	18,657,777	703,929

Expenses
Investment advisory fees	5,547,748	375,178	5,342,964	251,860
Administration fees	1,906,290	115,986	2,220,568	83,071
Distribution fees — Class A	1,115,015	27,601	984,431	18,784
Distribution and service fees — Class C	277,401	53,439	272,734	38,428
Accounting and custody fees	70,478	5,599	157,767	6,184

Net Expenses	8,916,932	577,803	8,978,464	398,327

Net Investment Income (Loss)	(880,390)	8,692	9,679,313	305,602

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) from security sales	52,577,163	3,294,096	10,149,784	853,152
Net change in unrealized appreciation (depreciation) on investments	96,105,153	8,000,766	72,974,502	2,910,338

Net Realized and Unrealized Gains (Losses) on Investments	148,682,316	11,294,862	83,124,286	3,763,490

Change in Net Assets from Operations	$147,801,926	$11,303,554	$92,803,599	$4,069,092

		Financial	Strategic
	Long-Short	Long-Short	Income
	Fund	Fund	Fund

Investment Income
Dividends	$35,974,222	$199,545	$—
Interest	230,013	22,010	9,765,463
Securities lending income	—	351	3,503

Total Investment Income	36,204,235	221,906	9,768,966

Expenses
Investment advisory fees	17,652,689	123,287	710,793
Administration fees	5,080,398	36,773	356,613
Distribution fees — Class A	2,101,569	23,412	111,048
Distribution and service fees — Class C	2,218,263	14,203	242,299
Accounting and custody fees	352,781	—	—
Dividend expense on securities sold short	6,600,340	18,182	—

Net Expenses	34,006,040	215,857	1,420,753

Net Investment Income (Loss)	2,198,195	6,049	8,348,213

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) from security sales	50,130,474	1,027,389	5,110,915
Net realized gains (losses) on closed short positions	(132,584,179)	92,336	—
Net change in unrealized appreciation (depreciation) on investments	68,454,353	606,059	3,918,466

Net Realized and Unrealized Gains (Losses) on Investments	(13,999,352)	1,725,784	9,029,381

Change in Net Assets from Operations	$(11,801,157)	$1,731,833	$17,377,594

See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Statements of Changes in Net Assets

			Small-Mid				Select
	Small Cap Fund		Cap Fund		Large Cap Fund		Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009	2010	2009

From Operations
Net investment income (loss)	$(880,390)	$(256,931)	$8,692	$95,349	$9,679,313	$5,281,842	$305,602	$160,821
Net realized gains (losses) from security sales	52,577,163	(30,591,178)	3,294,096	126,013	10,149,784	(42,399,879)	853,152	(1,050,906)
Net change in unrealized appreciation (depreciation) on investments	96,105,153	152,197,640	8,000,766	10,341,281	72,974,502	187,761,340	2,910,338	6,173,332

Change in Net Assets from Operations	147,801,926	121,349,531	11,303,554	10,562,643	92,803,599	150,643,303	4,069,092	5,283,247

Distributions to Shareholders
From net investment income:
Class A	—	—	—	—	(3,174,891)	(343,767)	(5,324)	—
Class C	—	—	—	—	(7,277)	—	—	—
Class I	—	(54,353)	(47,033)	(47,498)	(6,529,972)	(1,566,079)	(155,500)	—
From net realized gains on investments:
Class A	(7,686,104)	—	(4,694)	—	—	—	—	—
Class C	(574,550)	—	(2,217)	—	—	—	—	—
Class I	(4,688,890)	—	(13,348)	—	—	—	—	—

Change in Net Assets from Distributions to Shareholders	(12,949,544)	(54,353)	(67,292)	(47,498)	(9,712,140)	(1,909,846)	(160,824)	—

From Capital Transactions
Class A
Proceeds from shares sold	165,849,296	165,501,703	12,157,686	1,813,950	219,386,955	120,586,896	2,049,801	3,074,230
Reinvested distributions	7,134,182	—	4,133	—	3,000,868	324,714	4,779	—
Payments for shares redeemed	(195,854,251)	(133,212,347)	(5,901,187)	(3,224,100)	(140,028,087)	(111,001,731)	(2,211,552)	(1,591,975)

Change in Net Assets from Class A Share Transactions	(22,870,773)	32,289,356	6,260,632	(1,410,150)	82,359,736	9,909,879	(156,972)	1,482,255

Class C
Proceeds from shares sold	10,432,535	5,040,434	3,003,957	1,013,000	8,599,012	4,801,305	1,462,563	948,652
Reinvested distributions	513,137	—	1,579	—	6,204	—	—	—
Payments for shares redeemed	(4,383,475)	(3,440,142)	(1,073,799)	(633,515)	(7,084,631)	(5,732,858)	(1,013,783)	(1,644,815)

Change in Net Assets from Class C Share Transactions	6,562,197	1,600,292	1,931,737	379,485	1,520,585	(931,553)	448,780	(696,163)

Class I
Proceeds from shares sold	267,239,689	66,954,429	14,273,930	7,136,181	322,102,816	180,703,538	8,271,464	13,945,012
Reinvested distributions	3,784,526	36,435	48,470	44,093	5,074,239	1,357,132	143,710	—
Payments for shares redeemed	(109,398,154)	(18,310,499)	(3,493,338)	(2,869,276)	(99,975,636)	(38,625,467)	(2,809,148)	(1,395,089)

Change in Net Assets from Class I Share Transactions	161,626,061	48,680,365	10,829,062	4,310,998	227,201,419	143,435,203	5,606,026	12,549,923

Total Change in Net Assets	280,169,867	203,865,191	30,257,693	13,795,478	394,173,199	301,146,986	9,806,102	18,619,262

Net Assets
Beginning of period	568,454,197	364,589,006	39,087,020	25,291,542	717,907,124	416,760,138	33,504,025	14,884,763

End of period	$848,624,064	$568,454,197	$69,344,713	39,087,020	$1,112,080,323	$717,907,124	$43,310,127	33,504,025

Accumulated Net Investment Income (Loss)	$337,270	$365,099	$8,693	47,684	$3,339,169	$3,371,996	$305,599	160,821

See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Statements of Changes in Net Assets

			Financial		Strategic
	Long-Short Fund		Long-Short Fund		Income Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009

From Operations
Net investment income (loss)	$2,198,195	$334,820	$6,049	$168,608	$8,348,213	$8,238,199
Net realized gains (losses) from security sales	50,130,474	(411,501,248)	1,027,389	(4,538,905)	5,110,915	(2,624,805)
Net realized gains (losses) on closed short positions	(132,584,179)	23,617,996	92,336	509,259	—	—
Net change in unrealized appreciation (depreciation) on investments	68,454,353	662,358,292	606,059	5,867,352	3,918,466	23,787,504

Change in Net Assets from Operations	(11,801,157)	274,809,860	1,731,833	2,006,314	17,377,594	29,400,898

Distributions to Shareholders
From net investment income:
Class A	—	—	—	(111,864)	(2,537,128)	(2,466,249)
Class C	—	—	—	(8,226)	(1,215,833)	(1,125,025)
Class I	(334,787)	(19,506)	(3,500)	(29,059)	(4,529,534)	(4,383,077)

Change in Net Assets from Distributions to Shareholders	(334,787)	(19,506)	(3,500)	(149,149)	(8,282,495)	(7,974,351)

From Capital Transactions
Class A
Proceeds from shares sold	319,968,417	326,417,461	5,852,273	2,030,204	24,626,078	17,000,130
Reinvested distributions	—	—	—	101,838	1,852,244	1,877,048
Payments for shares redeemed	(569,340,467)	(609,656,533)	(6,742,636)	(3,373,922)	(27,978,007)	(15,717,064)

Change in Net Assets from Class A Share Transactions	(249,372,050)	(283,239,072)	(890,363)	(1,241,880)	(1,499,685)	3,160,114

Class C
Proceeds from shares sold	25,789,006	33,230,041	455,017	244,546	6,405,155	7,386,298
Reinvested distributions	—	—	—	5,050	648,128	545,639
Payments for shares redeemed	(97,574,427)	(92,651,580)	(558,844)	(926,675)	(6,492,327)	(3,935,967)

Change in Net Assets from Class C Share Transactions	(71,785,421)	(59,421,539)	(103,827)	(677,079)	560,956	3,995,970

Class I
Proceeds from shares sold	725,972,530	290,532,180	2,442,106	1,056,937	18,456,655	12,143,607
Reinvested distributions	146,563	12,153	2,305	26,688	3,484,096	3,541,762
Payments for shares redeemed	(424,991,830)	(313,649,974)	(1,400,675)	(1,174,200)	(14,155,841)	(12,875,853)

Change in Net Assets from Class I Share Transactions	301,127,263	(23,105,641)	1,043,736	(90,575)	7,784,910	2,809,516

Total Change in Net Assets	(32,166,152)	(90,975,898)	1,777,879	(152,369)	15,941,280	31,392,147

Net Assets
Beginning of year	1,955,736,275	2,046,712,173	10,018,768	10,171,137	127,575,202	96,183,055

End of year	$1,923,570,123	$1,955,736,275	$11,796,647	$10,018,768	$143,516,482	$127,575,202

Accumulated Net Investment Income (Loss)	$2,198,193	$334,785	$14,479	$15,179	$65,646	$1,871,109

See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Schedule of Share Transactions

			Small-Mid
	Small Cap Fund		Cap Fund		Large Cap Fund		Select Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Shares
Class A Shares:
Issued	7,155,291	9,915,026	1,077,346	206,040	15,937,265	11,032,156	222,167	388,569
Reinvested	278,244	—	331	—	203,173	23,583	478	—
Redeemed	(8,587,264)	(8,013,473)	(550,505)	(404,330)	(10,326,539)	(10,100,394)	(244,323)	(213,578)

Change in shares outstanding	(1,153,729)	1,901,553	527,172	(198,290)	5,813,899	955,345	(21,678)	174,991
Class C Shares:
Issued	481,177	294,883	273,718	114,617	652,105	435,501	155,983	114,127
Reinvested	21,372	—	130	—	434	—	—	—
Redeemed	(200,794)	(211,267)	(102,293)	(86,699)	(535,306)	(530,358)	(111,650)	(222,124)

Change in shares outstanding	301,755	83,616	171,555	27,918	117,233	(94,857)	44,333	(107,997)
Class I Shares:
Issued	11,575,522	3,702,914	1,301,149	840,763	23,434,165	15,289,754	896,622	1,660,685
Reinvested	146,346	1,681	3,835	4,264	342,623	98,414	14,400	—
Redeemed	(4,694,221)	(1,082,213)	(311,832)	(336,473)	(7,205,259)	(3,381,441)	(306,496)	(205,003)

Change in shares outstanding	7,027,647	2,622,382	993,152	508,554	16,571,529	12,006,727	604,526	1,455,682

	Long-Short Fund		Financial Long-Short Fund		Strategic Income Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009

Shares
Class A Shares:
Issued	20,215,595	22,613,604	524,460	266,862	2,319,678	1,851,057
Reinvested	—	—	—	9,717	173,782	206,797
Redeemed	(36,439,875)	(43,760,256)	(595,480)	(400,451)	(2,634,548)	(1,792,642)

Change in shares outstanding	(16,224,280)	(21,146,652)	(71,020)	(123,872)	(141,088)	265,212
Class C Shares:
Issued	1,699,414	2,381,033	41,998	32,612	604,466	787,746
Reinvested	—	—	—	503	60,738	60,527
Redeemed	(6,546,127)	(6,823,760)	(52,413)	(133,348)	(608,807)	(449,334)

Change in shares outstanding	(4,846,713)	(4,442,727)	(10,415)	(100,233)	56,397	398,939
Class I Shares:
Issued	45,807,193	19,632,070	215,283	100,731	1,738,613	1,313,557
Reinvested	8,942	730	190	2,564	327,091	392,948
Redeemed	(26,843,681)	(22,353,381)	(125,867)	(122,675)	(1,324,791)	(1,427,450)

Change in shares outstanding	18,972,454	(2,720,581)	89,606	(19,380)	740,913	279,055
See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2010	2009	2008	2007	2006

Diamond Hill Small Cap Fund — Class A
Net asset value at beginning of period	$21.31	$16.53	$22.53	$25.03	$23.95

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.01)	0.13	0.08	0.09
Net realized and unrealized gains (losses) on investments	4.95	4.79	(5.98)	(1.00)	1.60

Total from investment operations	4.90	4.78	(5.85)	(0.92)	1.69

Less distributions:
Dividends from net investment income	—	—	(0.12)	(0.08)	(0.09)
Distributions from net realized gains	(0.41)	—	(0.03)	(1.50)	(0.52)

Total distributions	(0.41)	—	(0.15)	(1.58)	(0.61)

Net asset value at end of period	$25.80	$21.31	$16.53	$22.53	$25.03

Total return(A)	22.99%	28.92%	(25.99%)	(3.79%)	7.03%

Net assets at end of period (000s)	$501,237	$438,722	$308,832	$315,378	$431,524

Ratio of net expenses to average net assets	1.37%	1.38%	1.35%	1.39%	1.42%
Ratio of net investment income (loss) to average net assets	(0.24%)	(0.09%)	0.75%	0.29%	0.38%
Ratio of gross expenses to average net assets	1.37%	1.38%	1.35%	1.39%	1.42%
Portfolio turnover rate(B)	35%	47%	47%	21%	30%

Diamond Hill Small Cap Fund — Class C
Net asset value at beginning of period	$20.12	$15.72	$21.44	$24.00	$23.08

Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.13)	(0.01)	(0.15)	(0.10)
Net realized and unrealized gains (losses) on investments	4.59	4.53	(5.68)	(0.91)	1.54

Total from investment operations	4.43	4.40	(5.69)	(1.06)	1.44

Less distributions:
Distributions from net realized gains	(0.41)	—	(0.03)	(1.50)	(0.52)

Total distributions	(0.41)	—	(0.03)	(1.50)	(0.52)

Net asset value at end of period	$24.14	$20.12	$15.72	$21.44	$24.00

Total return(A)	22.01%	27.99%	(26.55%)	(4.51%)	6.23%

Net assets at end of period (000s)	$35,093	$23,172	$16,790	$25,158	$35,035

Ratio of net expenses to average net assets	2.12%	2.13%	2.11%	2.14%	2.17%
Ratio of net investment income (loss) to average net assets	(0.96%)	(0.83%)	(0.03%)	(0.46%)	(0.37%)
Ratio of gross expenses to average net assets	2.12%	2.13%	2.11%	2.14%	2.17%
Portfolio turnover rate(B)	35%	47%	47%	21%	30%

Diamond Hill Small Cap Fund — Class I
Net asset value at beginning of period	$21.41	$16.55	$22.57	$25.08	$23.99

Income (loss) from investment operations:
Net investment income (loss)	0.00	(C)	0.04	0.17	0.22	0.21
Net realized and unrealized gains (losses) on investments	5.01	4.83	(5.97)	(1.05)	1.59

Total from investment operations	5.01	4.87	(5.80)	(0.83)	1.80

Less distributions:
Dividends from net investment income	—	(0.01)	(0.19)	(0.18)	(0.19)
Distributions from net realized gains	(0.41)	—	(0.03)	(1.50)	(0.52)

Total distributions	(0.41)	(0.01)	(0.22)	(1.68)	(0.71)

Net asset value at end of period	$26.01	$21.41	$16.55	$22.57	$25.08

Total return	23.39%	29.43%	(25.69%)	(3.41)%	7.49%

Net assets at end of period (000s)	$312,295	$106,561	$38,967	$32,057	$51,381

Ratio of net expenses to average net assets	1.00%	0.99%	0.98%	0.98%	0.99%
Ratio of net investment income (loss) to average net assets	0.20%	0.30%	1.17%	0.69%	0.82%
Ratio of gross expenses to average net assets	1.00%	0.99%	0.98%	0.98%	0.99%
Portfolio turnover rate(B)	35%	47%	47%	21%	30%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Amount is less than $0.005.
See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2010		2009	2008	2007	2006

Diamond Hill Small-Mid Cap Fund — Class A
Net asset value at beginning of period	$10.22		$7.26	$10.50	$10.91	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		0.03	0.10	0.06	0.04
Net realized and unrealized gains (losses) on investments	2.38		2.93	(3.25)	(0.15)	0.94

Total from investment operations	2.34		2.96	(3.15)	(0.09)	0.98

Less Distributions:
Dividends from net investment income	—		—	(0.09)	(0.04)	(0.01)
Distributions from net realized gains	(0.00	)(A)	—	—	(0.28)	(0.06)

Total distributions	(0.00)		—	(0.09)	(0.32)	(0.07)

Net asset value at end of period	$12.56		$10.22	$7.26	$10.50	$10.91

Total return(A)	23.03%		40.77%	(30.01%)	(0.91%)	9.81%

Net assets at end of period (000s)	$17,216		$8,616	$7,557	$10,549	$9,608

Ratio of net expenses to average net assets	1.32%		1.33%	1.32%	1.33%	1.21%
Ratio of net investment income (loss) to average net assets	(0.17%)		0.17%	1.11%	0.54%	0.49%
Ratio of gross expenses to average net assets	1.32%		1.33%	1.32%	1.34%	1.34%
Portfolio turnover rate(B)	35%		74%	91%	39%	33%

Diamond Hill Small-Mid Cap Fund — Class C
Net asset value at beginning of period	$10.00		$7.15	$10.40	$10.85	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05)		(0.04)	0.04	(0.02)	(0.02)
Net realized and unrealized gains (losses) on investments	2.26		2.89	(3.22)	(0.15)	0.93

Total from investment operations	2.21		2.85	(3.18)	(0.17)	0.91

Less distributions:
Dividends from net investment income	—		—	(0.07)	—	—
Distributions from net realized gains	(0.00	)(A)	—	—	(0.28)	(0.06)

Total distributions	(0.00)		—	(0.07)	(0.28)	(0.06)

Net asset value at end of period	$12.21		$10.00	$7.15	$10.40	$10.85

Total return(A)	22.14%		39.86%	(30.54%)	(1.65%)	9.08%

Net assets at end of period (000s)	$7,417		$4,361	$2,920	$2,388	$2,368

Ratio of net expenses to average net assets	2.07%		2.08%	2.05%	2.08%	2.00%
Ratio of net investment income (loss) to average net assets	(0.90%)		(0.59%)	0.48%	(0.21%)	(0.27%)
Ratio of gross expenses to average net assets	2.07%		2.08%	2.05%	2.09%	2.11%
Portfolio turnover rate(B)	35%		74%	91%	39%	33%

Diamond Hill Small-Mid Cap Fund — Class I
Net asset value at beginning of period	$10.23		$7.25	$10.50	$10.91	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02		0.04	0.13	0.09	0.04
Net realized and unrealized gains (losses) on investments	2.37		2.96	(3.26)	(0.13)	0.98

Total from investment operations	2.39		3.00	(3.13)	(0.04)	1.02

Less distributions:
Dividends from net investment income	(0.01)		(0.02)	(0.12)	(0.09)	(0.05)
Distributions from net realized gains	(0.00	)(A)	—	—	(0.28)	(0.06)

Total distributions	(0.01)		(0.02)	(0.12)	(0.37)	(0.11)

Net asset value at end of period	$12.61		$10.23	$7.25	$10.50	$10.91

Total return	23.43%		41.36%	(29.77%)	(0.44%)	10.18%

Net assets at end of period (000s)	$44,711		$26,110	$14,815	$18,478	$11,986

Ratio of net expenses to average net assets	0.95%		0.94%	0.93%	0.93%	0.90%
Ratio of net investment income (loss) to average net assets	0.22%		0.54%	1.49%	0.97%	1.01%
Ratio of gross expenses to average net assets	0.95%		0.94%	0.93%	0.94%	0.98%
Portfolio turnover rate(B)	35%		74%	91%	39%	33%

(A)	Amount is less than $0.005.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2010		2009	2008	2007	2006

Diamond Hill Large Cap Fund — Class A
Net asset value at beginning of period	$13.62		$10.47	$16.25	$16.36	$14.44

Income (loss) from investment operations:
Net investment income (loss)	0.10		0.10	0.15	0.21	0.15
Net realized and unrealized gains (losses) on investments	1.17		3.06	(5.69)	0.69	2.03

Total from investment operations	1.27		3.16	(5.54)	0.90	2.18

Less Distributions:
Dividends from net investment income	(0.11)		(0.01)	(0.14)	(0.19)	(0.14)
Distributions from net realized gains	—		—	(0.10)	(0.82)	(0.12)

Total distributions	(0.11)		(0.01)	(0.24)	(1.01)	(0.26)

Net asset value at end of period	$14.78		$13.62	$10.47	$16.25	$16.36

Total return(A)	9.29%		30.21%	(34.06%)	5.42%	15.06%

Net assets at end of period (000s)	$459,659		$344,456	$254,688	$309,617	$338,286

Ratio of net expenses to average net assets	1.18%		1.18%	1.16%	1.18%	1.21%
Ratio of net investment income (loss) to average net assets	0.90%		0.91%	1.23%	1.15%	1.32%
Ratio of gross expenses to average net assets	1.18%		1.18%	1.16%	1.19%	1.21%
Portfolio turnover rate(B)	16%		31%	28%	44%	32%

Diamond Hill Large Cap Fund — Class C
Net asset value at beginning of period	$13.18		$10.19	$15.84	$15.99	$14.15

Income (loss) from investment operations:
Net investment income (loss)	0.02		0.02	0.06	0.06	0.06
Net realized and unrealized gains (losses) on investments	1.09		2.97	(5.55)	0.70	1.95

Total from investment operations	1.11		2.99	(5.49)	0.76	2.01

Less distributions:
Dividends from net investment income	(0.00	)(C)	—	(0.06)	(0.09)	(0.05)
Distributions from net realized gains	—		—	(0.10)	(0.82)	(0.12)

Total distributions	(0.00	)(C)	—	(0.16)	(0.91)	(0.17)

Net asset value at end of period	$14.29		$13.18	$10.19	$15.84	$15.99

Total return(A)	8.45%		29.34%	(34.64%)	4.68%	14.18%

Net assets at end of period (000s)	$29,274		$25,454	$20,656	$27,084	$22,438

Ratio of net expenses to average net assets	1.93%		1.93%	1.91%	1.93%	1.96%
Ratio of net investment income (loss) to average net assets	0.15%		0.17%	0.48%	0.43%	0.57%
Ratio of gross expenses to average net assets	1.93%		1.93%	1.91%	1.93%	1.96%
Portfolio turnover rate(B)	16%		31%	28%	44%	32%

Diamond Hill Large Cap Fund — Class I
Net asset value at beginning of period	$13.65		$10.49	$16.29	$16.40	$14.47

Income (loss) from investment operations:
Net investment income (loss)	0.13		0.11	0.23	0.25	0.13
Net realized and unrealized gains (losses) on investments	1.20		3.11	(5.74)	0.73	2.12

Total from investment operations	1.33		3.22	(5.51)	0.98	2.25

Less distributions:
Dividends from net investment income	(0.16)		(0.06)	(0.19)	(0.27)	(0.20)
Distributions from net realized gains	—		—	(0.10)	(0.82)	(0.12)

Total distributions	(0.16)		(0.06)	(0.29)	(1.09)	(0.32)

Net asset value at end of period	$14.82		$13.65	$10.49	$16.29	$16.40

Total return	9.72%		30.71%	(33.82%)	5.88%	15.49%

Net assets at end of period (000s)	$623,147		$347,998	$141,416	$84,129	$59,182

Ratio of net expenses to average net assets	0.81%		0.79%	0.78%	0.78%	0.78%
Ratio of net investment income (loss) to average net assets	1.29%		1.28%	1.67%	1.60%	1.82%
Ratio of gross expenses to average net assets	0.81%		0.79%	0.78%	0.78%	0.78%
Portfolio turnover rate(B)	16%		31%	28%	44%	32%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Amount is less than $0.005.
See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Diamond Hill Select Fund — Class A
Net asset value at beginning of period	$9.02	$6.82	$10.61	$11.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.04	0.09	0.12	0.10
Net realized and unrealized gains (losses) on investments	0.91	2.16	(3.55)	0.53	1.27

Total from investment operations	0.98	2.20	(3.46)	0.65	1.37

Less Distributions:
Dividends from net investment income	(0.01)	—	(0.08)	(0.09)	(0.08)
Distributions from net realized gains	—	—	(0.25)	(1.12)	(0.12)

Total distributions	(0.01)	—	(0.33)	(1.21)	(0.20)

Net asset value at end of period	$9.99	$9.02	$6.82	$10.61	$11.17

Total return(A)	10.83%	32.26%	(32.68%)	5.63%	13.66%

Net assets at end of period (000s)	$7,437	$6,910	$4,030	$6,841	$10,036

Ratio of net expenses to average net assets	1.28%	1.28%	1.28%	1.29%	1.31%
Ratio of net investment income (loss) to average net assets	0.67%	0.60%	1.10%	0.90%	1.04%
Ratio of gross expenses to average net assets	1.28%	1.28%	1.28%	1.29%	1.32%
Portfolio turnover rate(B)	18%	57%	85%	55%	80%

Diamond Hill Select Fund — Class C
Net asset value at beginning of period	$8.94	$6.78	$10.56	$11.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.01	0.02	0.02	0.02
Net realized and unrealized gains (losses) on investments	0.90	2.15	(3.55)	0.54	1.30

Total from investment operations	0.89	2.16	(3.53)	0.56	1.32

Less distributions:
Dividends from net investment income	—	—	—	(0.04)	(0.04)
Distributions from net realized gains	—	—	(0.25)	(1.12)	(0.12)

Total distributions	—	—	(0.25)	(1.16)	(0.16)

Net asset value at end of period	$9.83	$8.94	$6.78	$10.56	$11.16

Total return(A)	9.96%	31.86%	(33.48%)	4.78%	13.11%

Net assets at end of period (000s)	$4,254	$3,472	$3,366	$6,912	$5,661

Ratio of net expenses to average net assets	2.03%	2.03%	2.01%	2.03%	2.05%
Ratio of net investment income (loss) to average net assets	(0.08%)	0.07%	0.28%	0.23%	0.32%
Ratio of gross expenses to average net assets	2.03%	2.03%	2.02%	2.04%	2.06%
Portfolio turnover rate(B)	18%	57%	85%	55%	80%

Diamond Hill Select Fund — Class I
Net asset value at beginning of period	$9.02	$6.75	$10.59	$11.16	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.05	0.11	0.13	0.09
Net realized and unrealized gains (losses) on investments	0.94	2.22	(3.58)	0.57	1.32

Total from investment operations	1.01	2.27	(3.47)	0.70	1.41

Less distributions:
Dividends from net investment income	(0.05)	—	(0.12)	(0.15)	(0.13)
Distributions from net realized gains	—	—	(0.25)	(1.12)	(0.12)

Total distributions	(0.05)	—	(0.37)	(1.27)	(0.25)

Net asset value at end of period	$9.98	$9.02	$6.75	$10.59	$11.16

Total return	11.19%	33.63%	(32.85%)	6.10%	14.04%

Net assets at end of period (000s)	$31,619	$23,122	$7,489	$4,667	$3,220

Ratio of net expenses to average net assets	0.91%	0.89%	0.87%	0.88%	0.84%
Ratio of net investment (loss) income to average net assets	1.05%	1.29%	1.58%	1.37%	1.47%
Ratio of gross expenses to average net assets	0.91%	0.89%	0.87%	0.89%	0.86%
Portfolio turnover rate(B)	18%	57%	85%	55%	80%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2010	2009	2008	2007	2006

Diamond Hill Long-Short Fund — Class A
Net asset value at beginning of period	$16.31	$13.83	$18.40	$18.57	$16.46

Income (loss) from investment operations:
Net investment income (loss)	0.00	(A)	0.00	(A)	0.16	0.44	0.26
Net realized and unrealized gains (losses) on investments	(0.05)	2.48	(4.52)	0.16	2.52

Total from investment operations	(0.05)	2.48	(4.36)	0.60	2.78

Less Distributions:
Dividends from net investment income	—	—	(0.15)	(0.42)	(0.25)
Distributions from net realized gains	—	—	(0.06)	(0.35)	(0.42)

Total distributions	—	—	(0.21)	(0.77)	(0.67)

Net asset value at end of period	$16.26	$16.31	$13.83	$18.40	$18.57

Total return(B)	(0.31%)	17.93%	(23.65%)	3.14%	16.89%

Net assets at end of period (000s)	$698,670	$965,382	$1,110,982	$965,259	$773,161

Ratio of net expenses to average net assets	1.81%	1.85%	1.62%	1.69%	1.77%
Ratio of net investment income (loss) to average net assets	0.01%	0.00	%(D)	0.95%	2.46%	2.15%
Ratio of gross expenses to average net assets	1.81%	1.85%	1.62%	1.69%	1.77%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	1.48%	1.48%	1.45%	1.48%	1.51%
Portfolio turnover rate(C)	43%	44%	59%	59%	83%

Diamond Hill Long-Short Fund — Class C
Net asset value at beginning of period	$15.54	$13.28	$17.65	$17.88	$15.92

Income (loss) from investment operations:
Net investment income (loss)	(0.19)	(0.12)	0.04	0.27	0.16
Net realized and unrealized gains (losses) on investments	0.02	2.38	(4.32)	0.16	2.38

Total from investment operations	(0.17)	2.26	(4.28)	0.43	2.54

Less distributions:
Dividends from net investment income	—	—	(0.03)	(0.31)	(0.16)
Distributions from net realized gains	—	—	(0.06)	(0.35)	(0.42)

Total distributions	—	—	(0.09)	(0.66)	(0.58)

Net asset value at end of period	$15.37	$15.54	$13.28	$17.65	$17.88

Total return(B)	(1.09%)	17.02%	(24.26%)	2.41%	15.98%

Net assets at end of period (000s)	$179,214	$256,445	$278,069	$303,392	$188,550

Ratio of net expenses to average net assets	2.56%	2.60%	2.37%	2.44%	2.52%
Ratio of net investment income (loss) to average net assets	(0.73%)	(0.76%)	0.22%	1.72%	1.40%
Ratio of gross expenses to average net assets	2.56%	2.60%	2.37%	2.44%	2.52%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	2.23%	2.23%	2.20%	2.23%	2.26%
Portfolio turnover rate(C)	43%	44%	59%	59%	83%

Diamond Hill Long-Short Fund — Class I
Net asset value at beginning of period	$16.42	$13.87	$18.46	$18.63	$16.49

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.05	0.19	0.48	0.28
Net realized and unrealized gains (losses) on investments	(0.03)	2.50	(4.51)	0.19	2.59

Total from investment operations	0.01	2.55	(4.32)	0.67	2.87

Less distributions:
Dividends from net investment income	(0.01)	(0.00	)(A)	(0.21)	(0.49)	(0.31)
Distributions from net realized gains	—	—	(0.06)	(0.35)	(0.42)

Total distributions	(0.01)	(0.00	)(A)	(0.27)	(0.84)	(0.73)

Net asset value at end of period	$16.42	$16.42	$13.87	$18.46	$18.63

Total return	0.03%	18.39%	(23.36%)	3.59%	17.37%

Net assets at end of period (000s)	$1,045,686	$733,909	$657,662	$500,425	$290,734

Ratio of net expenses to average net assets	1.46%	1.47%	1.24%	1.29%	1.34%
Ratio of net investment income (loss) to average net assets	0.42%	0.37%	1.33%	2.87%	2.60%
Ratio of gross expenses to average net assets	1.46%	1.47%	1.24%	1.29%	1.34%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	1.11%	1.10%	1.08%	1.08%	1.08%
Portfolio turnover rate(C)	43%	44%	59%	59%	83%

(A)	Amount is less than $0.005.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(D)	Amount is less than 0.005%.
See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each year

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2010	2009	2008	2007	2006

Diamond Hill Financial Long-Short Fund — Class A
Net asset value at beginning of period	$10.43	$8.48	$16.20	$20.90	$18.48

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.16	(D)	0.45	0.49	0.23
Net realized and unrealized gains (losses) on investments	1.73	1.94	(7.74)	(4.04)	2.79

Total from investment operations	1.75	2.10	(7.29)	(3.55)	3.02

Less distributions:
Dividends from net investment income	—	(0.15)	(0.42)	(0.47)	(0.24)
Distributions from net realized gains	—	—	(0.01)	(0.68)	(0.36)

Total distributions	—	(0.15)	(0.43)	(1.15)	(0.60)

Net asset value at end of period	$12.18	$10.43	$8.48	$16.20	$20.90

Total return(B)	16.78%	24.73%	(44.98%)	(17.05%)	16.35%

Net assets at end of period (000s)	$8,543	$8,053	$7,596	$27,597	$38,978

Ratio of net expenses to average net assets	1.71%	1.77%	1.85%	1.81%	1.70%
Ratio of net investment income (loss) to average net assets	0.09%	1.92%	2.37%	2.17%	1.80%
Ratio of gross expenses to average net assets	1.71%	1.77%	1.85%	1.82%	1.70%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	1.56%	1.58%	1.56%	1.59%	1.62%
Portfolio turnover rate(C)	60%	85%	74%	55%	45%

Diamond Hill Financial Long-Short Fund — Class C
Net asset value at beginning of period	$9.99	$8.12	$15.60	$20.10	$17.84

Income (loss) from investment operations:
Net investment income (loss)	(0.10)	0.09	(D)	0.21	0.34	0.13
Net realized and unrealized gains (losses) on investments	1.69	1.84	(7.31)	(3.88)	2.63

Total from investment operations	1.59	1.93	(7.10)	(3.54)	2.76

Less distributions:
Dividends from net investment income	—	(0.06)	(0.37)	(0.28)	(0.14)
Distributions from net realized gains	—	—	(0.01)	(0.68)	(0.36)

Total distributions	—	(0.06)	(0.38)	(0.96)	(0.50)

Net asset value at end of period	$11.58	$9.99	$8.12	$15.60	$20.10

Total return(B)	15.92%	23.81%	(45.49%)	(17.68%)	15.47%

Net assets at end of period (000s)	$1,381	$1,295	$1,866	$3,287	$4,620

Ratio of net expenses to average net assets	2.46%	2.52%	2.58%	2.56%	2.45%
Ratio of net investment income (loss) to average net assets	(0.66%)	1.17%	1.76%	1.42%	1.03%
Ratio of gross expenses to average net assets	2.46%	2.52%	2.58%	2.57%	2.45%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	2.31%	2.35%	2.30%	2.34%	2.37%
Portfolio turnover rate(C)	60%	85%	74%	55%	45%

Diamond Hill Financial Long-Short Fund — Class I(A)
Net asset value at beginning of period	$10.37	$8.43	$16.18	$20.90

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.21	(D)	0.63	0.37
Net realized and unrealized gains (losses) on investments	1.71	1.92	(7.89)	(3.83)

Total from investment operations	1.79	2.13	(7.26)	(3.46)

Less distributions:
Dividends from net investment income	(0.02)	(0.19)	(0.48)	(0.58)
Distributions from net realized gains	—	—	(0.01)	(0.68)

Total distributions	(0.02)	(0.19)	(0.49)	(1.26)

Net asset value at end of period	$12.14	$10.37	$8.43	$16.18

Total return	17.29%	25.31%	(44.79%)	(16.61%)

Net assets at end of period (000s)	$1,873	$671	$709	$2,464

Ratio of net expenses to average net assets	1.34%	1.38%	1.47%	1.41%
Ratio of net investment income (loss) to average net assets	0.45%	2.45%	2.80%	2.96%
Ratio of gross expenses to average net assets	1.34%	1.38%	1.47%	1.42%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	1.19%	1.19%	1.18%	1.18%
Portfolio turnover rate(C)	60%	85%	74%	55%

(A)	Class I commenced operations on December 31, 2006, and commenced public offering and investment operations on January 3, 2007.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(D)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2008	2007	2006

Diamond Hill Strategic Income Fund — Class A
Net asset value at beginning of period	$10.15	$8.28	$10.41	$11.71	$11.25

Income (loss) from investment operations:
Net investment income (loss)	0.64	0.69	0.71	0.68	0.70
Net realized and unrealized gains (losses) on investments	0.69	1.86	(2.19)	(1.20)	0.42

Total from investment operations	1.33	2.55	(1.48)	(0.52)	1.12

Less distributions:
Dividends from net investment income	(0.62)	(0.68)	(0.64)	(0.67)	(0.66)
Distributions from net realized gains	—	—	—	(0.11)	—
Return of Capital	—	—	(0.01)	—	—

Total distributions	(0.62)	(0.68)	(0.65)	(0.78)	(0.66)

Net asset value at end of period	$10.86	$10.15	$8.28	$10.41	$11.71

Total return(A)	13.33%	32.13%	(14.79%)	(4.78%)	10.26%

Net assets at end of period (000s)	$42,360	$41,048	$31,268	$54,435	$49,372

Ratio of net expenses to average net assets	1.06%	1.08%	1.06%	1.08%	1.12%
Ratio of net investment income (loss) to average net assets	5.81%	7.64%	6.60%	6.15%	6.38%
Ratio of gross expenses to average net assets	1.06%	1.08%	1.06%	1.09%	1.12%
Portfolio turnover rate(B)	68%	83%	95%	142%	43%

Diamond Hill Strategic Income Fund — Class C
Net asset value at beginning of period	$10.15	$8.27	$10.41	$11.70	$11.24

Income (loss) from investment operations:
Net investment income (loss)	0.54	0.58	0.65	0.62	0.62
Net realized and unrealized gains (losses) on investments	0.70	1.91	(2.21)	(1.22)	0.41

Total from investment operations	1.24	2.49	(1.56)	(0.60)	1.03

Less distributions:
Dividends from net investment income	(0.54)	(0.61)	(0.57)	(0.58)	(0.57)
Distributions from net realized gains	—	—	—	(0.11)	—
Return of Capital	—	—	(0.01)	—	—

Total distributions	(0.54)	(0.61)	(0.58)	(0.69)	(0.57)

Net asset value at end of period	$10.85	$10.15	$8.27	$10.41	$11.70

Total return(A)	12.39%	31.34%	(15.51%)	(5.43%)	9.43%

Net assets at end of period (000s)	$24,264	$22,120	$14,730	$24,638	$26,908

Ratio of net expenses to average net assets	1.81%	1.83%	1.80%	1.83%	1.87%
Ratio of net investment income (loss) to average net assets	5.06%	6.88%	5.87%	5.35%	5.63%
Ratio of gross expenses to average net assets	1.81%	1.83%	1.81%	1.84%	1.87%
Portfolio turnover rate(B)	68%	83%	95%	142%	43%

Diamond Hill Strategic Income Fund — Class I
Net asset value at beginning of period	$10.13	$8.26	$10.40	$11.69	$11.23

Income (loss) from investment operations:
Net investment income (loss)	0.64	0.73	0.70	0.71	0.73
Net realized and unrealized gains (losses) on investments	0.72	1.85	(2.15)	(1.17)	0.44

Total from investment operations	1.36	2.58	(1.45)	(0.46)	1.17

Less distributions:
Dividends from net investment income	(0.65)	(0.71)	(0.68)	(0.72)	(0.71)
Distributions from net realized gains	—	—	—	(0.11)	—
Return of Capital	—	—	(0.01)	—	—

Total distributions	(0.65)	(0.71)	(0.69)	(0.83)	(0.71)

Net asset value at end of period	$10.84	$10.13	$8.26	$10.40	$11.69

Total return	13.77%	32.69%	(14.55%)	(4.31%)	10.74%

Net assets at end of period (000s)	$76,893	$64,407	$50,185	$70,205	$54,302

Ratio of net expenses to average net assets	0.69%	0.69%	0.67%	0.68%	0.68%
Ratio of net investment income (loss) to average net assets	6.18%	8.05%	7.05%	6.62%	6.89%
Ratio of gross expenses to average net assets	0.69%	0.69%	0.68%	0.68%	0.68%
Portfolio turnover rate(B)	68%	83%	95%	142%	43%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
See accompanying Notes to Financial Statements.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Notes to Financial Statements
December 31, 2010
Organization
The Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill Select Fund (“Select Fund”), Diamond Hill Long-Short Fund (“Long-Short Fund”), Diamond Hill Financial Long-Short Fund (“Financial Long-Short Fund”) and Diamond Hill Strategic Income Fund (“Strategic Income Fund”), are each a series of the Diamond Hill Funds (the “Trust”) (each a “Fund” and collectively the “Funds”). The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, management investment company. Each Fund is a diversified series of the Trust.
The Funds offer three classes of shares: Class A, Class C and Class I. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. Class A has a maximum sales charge on purchases of 5.00% as a percentage of the original purchase price except for Strategic Income Fund which is 3.50%. Class C has a contingent deferred sales charge of 1.00% for shares redeemed within a year of the purchase date.
Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Security valuation — The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.
Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded. Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in other investment companies are valued at their reported net asset value. Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, certain stale prices, or an event occurs that materially affects the furnished price) are valued by the Fair Value Committee. In these cases, the Fair Value Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. Approximately 0.5% of the Strategic Income Fund’s net assets are being valued using estimates provided by the Fair Value Committee. The Fair Value Committee relied heavily upon analysis of the Strategic Income Fund’s portfolio manager in the absence of readily ascertainable market values. These values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.
The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2010

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2010:

		Level 2 —
	Level 1 —	Other Significant
	Quoted Prices	Observable Inputs
Investments in Securities: (Assets)
Small Cap Fund
Common Stocks*	$698,895,106	$—
Registered Investment Companies	157,748,796	—
Repurchase Agreements	—	88,253,222

Total	856,643,902	88,253,222
Small-Mid Cap Fund
Common Stocks*	59,063,312	—
Registered Investment Companies	10,443,099	—
Repurchase Agreements	—	7,636,520

Total	69,506,411	7,636,520
Large Cap Fund
Common Stocks*	1,067,553,899	—
Registered Investment Companies	34,493,090	—
Repurchase Agreements	—	14,224,401

Total	1,102,046,989	14,224,401
Select Fund
Common Stocks*	41,404,963	—
Registered Investment Companies	1,892,791	—
Repurchase Agreements	—	547,234

Total	43,297,754	547,234
Long-Short Fund
Common Stocks*	1,790,176,910	—
Registered Investment Companies	118,513,355	—
Repurchase Agreements	—	19,694,394

Total	1,908,690,265	19,694,394
Financial Long-Short Fund
Common Stocks*	10,112,068	—
Preferred Stocks*	—	484,507
Corporate Bonds*	—	109,464
Registered Investment Companies	1,124,139	—
Repurchase Agreements	—	1,142,092

Total	11,236,207	1,736,063
Strategic Income Fund
Preferred Stocks*	1,546,600	20,377
Corporate Bonds*	—	132,535,916
Collateralized Debt Obligations	—	664,359
Registered Investment Companies	8,855,116	—
Repurchase Agreements	—	7,377,894

Total	10,401,716	140,598,546
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2010
Investment in Securities Sold Short: (Liabilities)

		Level 2 —
	Level 1 —	Other Significant
	Quoted Prices	Observable Inputs
Long-Short Fund
Common Stocks*	$(532,896,483)	$—
Exchange Traded Funds	(19,082,253)	—

Total	(551,978,736)	$—
Financial Long-Short Fund
Common Stocks*	(909,840)	—

*	See Schedule of Investments and Schedule of Securities Sold Short for industry classification.
There were no significant transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2010 and the Funds held no Level 3 securities at December 31, 2010.
Short sales — The Long-Short Fund, Financial Long-Short Fund and Strategic Income Fund may sell a security they do not own in anticipation of a decline in the value of that security. When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which they made the short sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Cash received from short sales is maintained by brokers and is used to meet margin requirements for short calls. It is included as “Deposits with brokers for securities sold short” on the Statements of Assets & Liabilities.
Securities Lending — Under the terms of the securities lending agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), JPMorgan is authorized to loan securities on behalf of the Funds to approved borrowers. In exchange, the Funds receive cash collateral in the amount of at least 100% of the value of the securities loaned. The cash collateral is invested in short term instruments as noted in the Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to brokers, net securities lending income shall first be solely paid as credits and offset against costs and other charges incurred by each Fund with JPMorgan. Any remaining securities lending revenue is then paid to the Funds as securities lending income.
As of December 31, 2010, the value of securities loaned and the collateral held were as follows:

	Fair Value of	Fair Value of
	Securities Loaned	Collateral Received
Small Cap Fund	$85,494,357	$88,253,222
Small-Mid Cap Fund	$7,418,648	$7,636,520
Large Cap Fund	$13,832,824	$14,224,401
Select Fund	$529,546	$547,234
Long-Short Fund	$19,234,244	$19,694,394
Financial Long-Short Fund	$1,108,326	$1,142,092
Strategic Income Fund	$7,220,177	$7,377,894
Security transactions — Throughout the reporting period, investment transactions are recorded no later than the first business day following trade date. For financial reporting purposes, investments are reported on trade date on the last business day of the reporting period. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Funds record distributions received from investments in Real Estate Investment Trusts (REITS) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2010
Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.
Federal income taxes — Each Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2007 through 2010) and have concluded that no provision for income tax is required in their financial statements.
Distributions to shareholders — Dividends from net investment income are declared and paid monthly for the Strategic Income Fund. Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, and Financial Long-Short Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities, expiring capital loss carry-forwards, and deferrals of certain losses. Permanent book and tax basis differences are reclassified among the components of net assets. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.
Investment Transactions
For the year ended December 31, 2010, the purchases and sales (including maturities) of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

	Purchases	Sales
Small Cap Fund	$290,593,245	$199,903,168
Small-Mid Cap Fund	$30,370,826	$14,816,326
Large Cap Fund	$443,413,926	$131,813,410
Select Fund	$13,472,826	$5,891,528
Long-Short Fund	$926,072,068	$787,433,515
Financial Long-Short Fund	$6,785,732	$7,835,694
Strategic Income Fund	$87,197,235	$90,443,419
The Funds pay commissions on the purchase and sale of investment securities. The commissions are treated as transaction costs and, therefore, are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in the presentation of Fund expenses on the Statements of Operations. No portion of the commissions paid during the period was used to purchase so-called “soft dollar” services as defined in Section 28(e) of the Securities Exchange Act of 1934. The Funds paid the following commissions during the year ended December 31, 2010:

		Total Commissions
		Used to Pay for	Commissions as a %
	Total Commissions	Soft Dollars Services	of Average Net Assets
Small Cap Fund	$462,830	$—	0.07%
Small-Mid Cap Fund	$43,597	$—	0.09%
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2010

		Total Commissions
		Used to Pay for	Commissions as a %
	Total Commissions	Soft Dollars Services	of Average Net Assets
Large Cap Fund	$403,166	$—	0.05%
Select Fund	$13,701	$—	0.04%
Long-Short Fund	$1,164,202	$—	0.06%
Financial Long-Short Fund	$11,979	$—	0.10%
Strategic Income Fund	$8.181	$—	0.01%
New Accounting Pronouncement
In January 2010, the FASB issued new guidance as an amendment to fair value measurements and disclosures. The new guidance adds new requirements for disclosure about transfers into and out of level 1 and level 2 fair value measurements and separate disclosures about purchases, sales, issuances, and settlements relating to level 3 measurements. The guidance also clarifies existing fair value disclosures about the level of disaggregation and about input and valuation techniques in level 2 and level 3 fair value measurements. The Funds have adopted this amendment.
Investment Advisory Fees and Other Transactions with Affiliates
The Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Financial Long-Short Fund, and Strategic Income Fund each receive investment management and advisory services from Diamond Hill Capital Management, Inc. (“DHCM”) under management agreements that provide for fees to be paid at an annual rate of 0.80%, 0.75%, 0.60%, 0.70%, 0.90%, 1.00%, and 0.50% of the Funds’ average daily net assets, respectively. The advisory agreements are subject to annual approval by the Board of Trustees. In addition, each Fund has entered into an administrative services agreement whereby DHCM (“Administrator”) is paid a fee at an annual rate of 0.30% for Class A and Class C Shares and 0.19% for Class I shares of each class’ average daily net assets. Prior to April 30, 2010, the fees paid by Class A, Class C, and Class I shares were paid at an annual rate of 0.34%, 0.34% and 0.20% of each classes’ average daily net assets, respectively. These administrative fees are used to pay most of the Funds’ operating expenses except advisory, distribution, fund accounting, custody, brokerage, taxes, interest, dividend expense on securities sold short, and extraordinary expenses.
Pursuant to rule 12b-1 of the 1940 Act, each Fund has adopted a distribution plan (together, the “Plans”). Under the Plans, Class A shares pay a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay a distribution and shareholder-servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. Class I shares are not subject to any distribution or shareholder-servicing fees. The Trust entered into a Distribution Agreement on behalf of the Funds with BHIL Distributors, Inc. (“Distributor”), an affiliate of DHCM. Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares.
For the year ended December 31, 2010, the Distributor received the following amounts in sales commissions from the sales of Class A shares of the Funds as follows:

Small Cap Fund	$13,944
Small-Mid Cap Fund	$3,260
Large Cap Fund	$13,301
Select Fund	$797
Long-Short Fund	$25,310
Financial Long-Short Fund	$3,790
Strategic Income Fund	$2,040
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2010
DHCM, as the financing agent for Class C shares, received contingent deferred sales charges relating to the redemptions of Class C shares of the Funds for the year ended December 31, 2010 as follows:

Small Cap Fund	$1,500
Small-Mid Cap Fund	$857
Large Cap Fund	$3,827
Select Fund	$170
Long-Short Fund	$21,048
Financial Long-Short Fund	$497
Strategic Income Fund	$15,114
Certain officers of the Trust are affiliated with DHCM or the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.
Trustee Fees
The Independent Trustees are compensated for their services to the Funds by Diamond Hill Capital Management as part of the administration services agreement. The Independent Trustees were paid $135,300 in fees during the year ended December 31, 2010.
Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
Federal Tax Information
The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations which may differ from GAAP. The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets, as items such as short-term capital gains are treated as ordinary income for tax purposes.
The tax character of distributions paid during 2010 and 2009 was as follows:

	Small Cap Fund		Small-Mid Cap Fund		Large Cap Fund		Select Fund
	2010	2009	2010	2009	2010	2009	2010	2009

Distributions paid from:
Ordinary income	$—	$54,353	$47,033	$47,498	$9,712,140	$1,909,846	$160,824	$—
Long-term capital gains	12,949,544	—	20,259	—	—	—	—	—

Total distributions	$12,949,544	$54,353	$67,292	$47,498	$9,712,140	$1,909,846	$160,824	$—

	Long-Short Fund		Financial Long-Short Fund		Strategic Income Fund
	2010	2009	2010	2009	2010	2009

Distributions paid from:
Ordinary income	$334,787	$19,506	$3,500	$149,149	$8,282,495	$7,974,351
Long-term capital gains	—	—	—	—	—	—

Total distributions	$334,787	$19,506	$3,500	$149,149	$8,282,495	$7,974,351

Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2010
The following information is computed on a tax basis for each item as of December 31, 2010:

	Small	Small-Mid	Large	Select
	Cap Fund	Cap Fund	Cap Fund	Fund

Tax cost of portfolio investments	$799,223,282	$65,297,711	$968,915,343	$38,183,144

Gross unrealized appreciation	166,520,300	12,657,947	166,120,228	6,341,358
Gross unrealized depreciation	(20,846,458)	(812,727)	(18,764,181)	(679,514)

Net unrealized appreciation	145,673,842	11,845,220	147,356,047	5,661,844
Undistributed ordinary income	—	8,693	3,339,169	305,599
Undistributed capital gains	3,936,820	533,705	—	—
Capital loss carryforwards	—	—	(75,155,759)	(1,394,212)
Post-October losses	—	—	—	—
Other temporary differences	—	—	—	—

Accumulated earnings	$149,610,662	$12,387,618	$75,539,457	$4,573,231

		Financial	Strategic
	Long-Short	Long-Short	Income
	Fund	Fund	Fund

Tax cost of portfolio investments	$1,576,377,207	$11,107,374	$146,700,386

Gross unrealized appreciation	380,851,386	2,053,560	8,094,470
Gross unrealized depreciation	(187,232,865)	(236,134)	(3,794,594)

Net unrealized appreciation	193,618,521	1,817,426	4,299,876
Undistributed ordinary income	2,198,193	2,549	80,145
Capital loss carryforwards	(588,182,583)	(14,334,127)	(17,410,085)
Post-October losses	(13,578,153)	—	(1,369,481)

Accumulated deficit	$(405,944,022)	$(12,514,152)	$(14,399,545)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, investments in Real Estate Investment Trusts and contributed securities.
As of December 31, 2010, the Funds had net capital loss carryforwards expiring as follows:

		Expires
	Amount	December 31,

Large Cap Fund	$33,876,572	2016
	41,279,187	2017

	$75,155,759

Select Fund	$1,394,212	2017

	1,394,212

	$101,454,175	2016
Long-Short Fund	$417,551,311	2017
	69,177,097	2018

	$588,182,583

Financial Long-Short Fund	$7,793,999	2016
	6,540,128	2017

	$14,334,127

Strategic Income Fund	$12,138,231	2016
	5,271,854	2017

	$17,410,085

The Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Financial Long Short Fund and Strategic Income Fund utilized $35,690,799, $2,458,151, $9,557,631, $749,662, $1,102,518, and $6,480,396, respectively, of losses in the current fiscal year.
The Funds also elected to defer until their subsequent tax year capital losses incurred after October 31, 2010. The capital loss carryforwards and “Post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2010
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Tax Information” section of the notes to financial statements beginning in 2011 reporting periods.
Reclassification of capital accounts — Reclassifications result primarily from the difference in the tax treatment of net investment losses, distributions in excess of net investment income, investments in Real Estate Investment Trusts and contributed securities. The following reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis:

		Undistributed	Accumulated
	Paid-In	Net Investment	Net Realized
	Capital	Income (Loss)	Gains (Losses)

Small Cap Fund	$(852,561)	$852,631	$(70)
Small-Mid Cap Fund	650	(650)	—
Financial Long-Short Fund	9,459	(3,249)	(6,210)
Strategic Income Fund	263,918	(1,871,181)	1,607,263
Subsequent Events
The Funds evaluated events from December 31, 2010 through the date that these financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.
Diamond Hill Funds Annual Report December 31, 2010

Report of Independent Registered Public Accounting Firm
The Board of Trustees and Shareholders
of the Diamond Hill Funds:
We have audited the accompanying statements of assets and liabilities of the Diamond Hill Funds (comprised of the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Financial Long-Short Fund, and Diamond Hill Strategic Income Fund) (collectively, the “Funds”), including the schedules of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diamond Hill Funds at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Cincinnati, Ohio
February 25, 2011
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Other Items
December 31, 2010
(Unaudited)
Proxy Voting
The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-888-226-5595 or on the Securities and Exchange Commission’s website at http://www.sec.gov.
Portfolio Disclosure
The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and fourth quarters of each fiscal year on Form N-CSR. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-226-5595. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Monthly portfolio holdings are also available on www.diamond-hill.com.
Dividends Received Deduction
For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2010 qualify for the corporate dividends received deduction:

Small-Mid Cap Fund	100.00%
Large Cap Fund	100.00%
Select Fund	100.00%
Long-Short Fund	100.00%
Financial Long-Short Fund	100.00%
Strategic Income Fund	1.83%
Qualified Dividend Income
The Funds designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-div for the calendar year 2010.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited)
As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges (loads) as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs or other fees that may apply, such as fees for low balance accounts. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.
These examples are based on an investment of $1,000 invested at July 1, 2010 and held for the entire period from July 1, 2010 through December 31, 2010.
The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.
The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

							Fund’s
	Account value		Account value		Expenses paid		annualized
	at the beginning		at the end		during		expense
	of the period ($)		of the period ($)		the period ($)*		ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual

Small Cap Fund
Class A	1,000.00	1,000.00	1,224.70	1,018.25	7.74	7.02	1.38
Class C	1,000.00	1,000.00	1,219.50	1,014.52	11.86	10.76	2.12
Class I	1,000.00	1,000.00	1,226.50	1,020.11	5.67	5.14	1.01
Small-Mid Cap Fund
Class A	1,000.00	1,000.00	1,238.80	1,018.55	7.45	6.72	1.32
Class C	1,000.00	1,000.00	1,233.70	1,014.77	11.65	10.51	2.07
Class I	1,000.00	1,000.00	1,240.40	1,020.37	5.42	4.89	0.96
Large Cap Fund
Class A	1,000.00	1,000.00	1,197.50	1,019.31	6.48	5.96	1.17
Class C	1,000.00	1,000.00	1,193.10	1,015.53	10.61	9.75	1.92
Class I	1,000.00	1,000.00	1,200.10	1,021.12	4.49	4.13	0.81
Select Fund
Class A	1,000.00	1,000.00	1,200.10	1,018.80	7.04	6.46	1.27
Class C	1,000.00	1,000.00	1,195.90	1,015.02	11.18	10.26	2.02
Class I	1,000.00	1,000.00	1,202.60	1,020.62	5.05	4.63	0.91
Long-Short Fund
Class A	1,000.00	1,000.00	1,102.37	1,015.88	9.80	9.40	1.85
Class C	1,000.00	1,000.00	1,097.86	1,012.10	13.75	13.19	2.60
Class I	1,000.00	1,000.00	1,103.85	1,017.64	7.95	7.63	1.50
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited) Continued

							Fund’s
	Account value		Account value		Expenses paid		annualized
	at the beginning		at the end		during		expense
	of the period ($)		of the period ($)		the period ($)*		ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual

Financial Long-Short Fund
Class A	1,000.00	1,000.00	1,154.50	1,016.38	9.50	8.89	1.75
Class C	1,000.00	1,000.00	1,149.95	1,012.60	13.55	12.68	2.50
Class I	1,000.00	1,000.00	1,157.26	1,018.20	7.56	7.07	1.39
Strategic Income Fund
Class A	1,000.00	1,000.00	1,059.70	1,019.71	5.66	5.55	1.09
Class C	1,000.00	1,000.00	1,055.70	1,015.93	9.53	9.35	1.84
Class I	1,000.00	1,000.00	1,061.70	1,021.53	3.79	3.72	0.73

* -	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).
You can find more information about the Fund’s expenses, including annual expense ratios for historical periods in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.
Diamond Hill Funds Annual Report December 31, 2010

Diamond Hill Funds
Management of the Trust (unaudited)
Listed in the charts below is basic information regarding the Trustees and officers of the Trust.
INDEPENDENT TRUSTEES:

				Number of
				Portfolios in
Name/				Fund Complex
Address/[1]	Position(s)	Term of Office[2] and	Principal Occupation(s)	Overseen by
Age	Held with Trust	Length of Time Served	At Least The Last 5 Years	Trustee[3]

Thomas E. Line Year of Birth: 1967	Chairman Trustee	Since November 2005	Senior Managing Director and Chief Financial Officer, Red Capital Group, October 2005 to the present;	7

Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Attorney and Partner-in-charge, Columbus Ohio office — Jones Day	7

D’Ray Moore Rice Year of Birth: 1959	Trustee	Since August 2007	Retired, Community Volunteer. Trustee of American Performance Funds from October 2004 to October 2007.	7

George A. Skestos Year of Birth: 1968	Trustee	Since August 2000	Managing Member, Arcadia Holdings, LLC (private investment banking firm), May 2001 to the present; President of Homewood Corporation (real estate development firm), January 2000 to the present.	7
PRINCIPAL OFFICERS:

Name/
Address/[1]	Position(s)	Term of Office and	Principal Occupation(s)
Age	Held with Trust	Length of Time Served	At Least the Last 5 Years

James F. Laird, Jr. Year of Birth: 1957	President	Since December 2001	Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001.

Gary R. Young Year of Birth: 1969	Chief Administration Officer and Secretary	Since October 2010 Since May 2004	Controller of Diamond Hill Investment Group, Inc. since April 2004. Chief Compliance Officer of Diamond Hill Capital Management Inc., since October 2010.

Trent M. Statczar Year of Birth: 1971	Treasurer	Since October 2010	Director, Beacon Hill Fund Services, Inc. 2008 to present:Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

George L. Stevens Year of Birth: 1951	Chief Compliance Officer	Since October 2010	Director, Beacon Hill Fund Services, Inc. 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

[1]	The address of each Trustee and Officer is 325 John H. McConnell Boulevard — Suite 200, Columbus, Ohio 43215.

[2]	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

[3]	No other directorships are held by any Trustee.
The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamond-hill.com or by calling 1-888-226-5595.
Diamond Hill Funds Annual Report December 31, 2010

NOTICE OF PRIVACY POLICY
In order to enhance our ability to provide you with the best service possible, the Diamond Hill Funds (referred to as “we” or “us”) collects, uses and shares certain information about you. This policy explains what information we collect and with whom we share it. The practices described in this policy are applicable to all customers, including prospective, current and former customers. The policy also explains how we protect the security and confidentiality of certain customer information. We make reference to our “affiliates” in this policy. Affiliates are companies related to us by common control, including Diamond Hill Capital Management, Inc., Diamond Hill Investment Group, Inc., Beacon Hill Fund Services, and BHIL Distributors, Inc.
SAFEGUARDING PRIVACY
We maintain physical, electronic and procedural safeguards that comply with federal standards to ensure the safety of non-public personal customer information.
INFORMATION WE COLLECT AND SOURCES OF INFORMATION
We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:
•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information).

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationships with you (e.g. your account number, account balance and transaction history).
INFORMATION WE SHARE WITH SERVICE PROVIDERS
We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information.
INFORMATION WE SHARE WITH AFFILIATES
Our affiliates are financial service providers that offer investment advisory, brokerage and other financial services. In addition to the information we share with affiliates that provide services to us, we may share information among our affiliates to better assist you in achieving your financial goals.
PRIVACY PROMISE FOR CUSTOMERS
We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.
We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers that includes advising our customers about our products and services and to administer our business.
We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.
We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.
We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing non-public personal information the first time we do business and every year that you are a customer of The Diamond Hill Funds or anytime we make a material change to our privacy policy.
Diamond Hill Funds Annual Report December 31, 2010

[This page has been left blank intentionally.]

325 John H. McConnell Blvd., Suite 200 Columbus, Ohio 43215 614.255.3333 www.diamond-hill.com Investment Adviser Diamond Hill Capital Management, Inc. Distributor BHIL Distributors, Inc. For additional information, call: J.P. Morgan Chase Bank N.A. TOLL FREE 888.226.5595

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is included as Exhibit 12(a)(1).
During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Thomas E. Line is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. Audit fees totaled $100,900 and $98,000 in fiscal 2010 and 2009, respectively. 2010 and 2009 fees include fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.
(b) Audit-Related Fees. There were no audit-related fees in fiscal 2010 and 2009.
(c) Tax Fees. Fees for tax compliance services totaled $32,900 and $33,500 in fiscal 2010 and 2009, respectively.
(d) All Other Fees. There were no other fees in fiscal 2010 and 2009.
(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.
(e)(2) 0.0% in fiscal 2010 and 2009.
(f) Not applicable.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $79,600 and $79,300 in 2010 and 2009, respectively.
(h) Not applicable
Item 5. Audit Committee of Listed Companies.
Not applicable.
Item 6. Schedule of Investments.
(a) The Schedule of Investments included in the Report to Shareholders filed under Item 1 of this Form.
(b) Not applicable
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR is furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)                        Diamond Hill Funds
By (Signature and Title)

/s/ James F. Laird, Jr. James F. Laird, Jr.
President
Date: February 28, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)

/s/ James F. Laird, Jr. James F. Laird, Jr.
President
Date: February 28, 2011
By (Signature and Title)

/s/ Trent M. Statczar Trent M. Statczar
Treasurer
Date: February 28, 2011